--------------------------------------------------------------------------------
                                 The GAM Group
--------------------------------------------------------------------------------

      The GAM group was founded in April 1983 by Gilbert de Botton. GAM's corporate policy is to attempt to harness the top investment talent in the world, not only in-house but also outside the GAM organization, in order to provide above average, long term growth. The GAM group currently has approximately US$11.0 billion under management and employs a worldwide staff of about 430 people.

      For US investors, GAM offers GAM Funds, Inc. an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund consists of eight open-end mutual funds - GAM International, GAM Global, GAM Europe, GAM Pacific Basin, GAM Japan Capital, GAM North America, GAM Asian Capital and GAMerica Capital Funds.

      For additional information about any of the GAM Funds, please contact your financial consultant or call GAM at 1-800-426-4685 (toll free).

--------------------------------------------------------------------------------
                                    Contents
--------------------------------------------------------------------------------

      GAM International .............................................    2
      GAM Global ....................................................    8
      GAM Europe ....................................................   14
      GAM Pacific Basin .............................................   19
      GAM Japan Capital .............................................   24
      GAM North America .............................................   29
      GAM Asian Capital .............................................   34
      GAMerica Capital ..............................................   38
      Financial Statements ..........................................   41
      Notes to Financial Statements .................................   48
      Report of Independent Accountants .............................   66

--------------------------------------------------------------------------------
                             GAM International Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

John R. Horseman joined GAM in 1987, initially as a member of the Asian team based in Hong Kong. After moving to the London office in 1990 he is now responsible for a number of GAM's global and international funds. Prior to joining GAM in 1987 he worked for BA Investment Management International Ltd and was responsible for certain of the Bank of America's global equity funds. He commenced management of GAM Global and GAM International Funds on 1st April, 1990. Mr. Horseman also manages the offshore fund GAM Universal US$ Inc. He was educated at the University of Birmingham.

      The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in countries other than the United States, including Canada, the United Kingdom, Continental Europe and the Pacific Basin. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

      Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts - Class A Shares

                                               GAM
                                     International
                                           Class A
                                            (after
                                           maximum                  Average
                                  GAM        sales         MSCI     1 Month
                        International         load         EAFE     Deposit
                              Class A       of 5%)        Index        Rate

31st Dec, 97                  US$28.46       29.96     1,188.39
--------------------------------------------------------------------------------
                                     %           %            %           %
--------------------------------------------------------------------------------
Quarter to Dec, 97              + 0.01      - 4.99       - 7.77      + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                 +28.93      +22.48       + 2.06      + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
5 years to Dec, 1997            +24.18      +22.92       +11.71      + 4.89
--------------------------------------------------------------------------------
10 years to Dec, 1997           +17.11      +16.51       + 6.63      + 6.03
--------------------------------------------------------------------------------
Since inception                 +21.66      +21.18       +15.37      + 6.38
--------------------------------------------------------------------------------

      Performances are calculated on a total return basis. During the year Class A and Class D shares paid dividends of US$1.35 and US$1.33 respectively. Class A inception was on 2nd January, 1985 and Class D on 18th September, 1995. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM International Fund -- Report to Shareholders (continued)
--------------------------------------------------------------------------------

                              [Line graph omitted]

NOTE: The graphs compare the performance results of a hypothetical $10,000 investment in either Class and a comparable index. The performances of Class A and Class D are also shown after adjustment to reflect the maximum sales load, which are waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------
Sources used are the net asset value of the Fund computed daily and Morgan Stanley Capital International.

The MSCI Europe, Australian and Far East Index is a market value weighted, unmanaged index on the weighted share prices of some 1,000 companies listed on the stock exchanges of Australia, Austria, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland and the United Kingdom. The combined market capitalisation of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 16 countries. The percentage change in the value of the index includes dividends reinvested.

The Facts - Class D Shares

                                               GAM
                                     International
                                           Class D
                                            (after
                                           maximum                  Average
                                  GAM        sales         MSCI     1 Month
                        International         load         EAFE     Deposit
                              Class D     of 3.5%)        Index        Rate

31st Dec, 97                 US$28.34     US$29.37     1,188.39
--------------------------------------------------------------------------------
                                    %            %            %           %
--------------------------------------------------------------------------------
Quarter to Dec, 97             + 0.01       - 4.99       - 7.77      + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                +28.78       +24.27       + 2.06      + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
Since inception                +20.29       +18.43       + 6.67      + 5.55
--------------------------------------------------------------------------------


                              [Line graph omitted]

--------------------------------------------------------------------------------
          GAM International Fund -- Report to Shareholders (continued)
--------------------------------------------------------------------------------

Average Annual Total Return - Class A

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material]

                                           GAM International
                                           (after maximum
                     GAM International     sales load of 5%)     MSCI EAFE Index
                     -----------------     -----------------     ---------------

One Year                  28.93                 22.48                   2.06
Five Years                24.18                 22.92                  11.71
Ten Years                 17.11                 16.51                   6.63
Since Inception           21.66                 21.18                  15.37

Annual Performance - Class A

   [The following table was depicted as a bar chart in the printed material]

                                                       GAM
                                             International
                            GAM                    Class A
                  International             (after maximum               MSCI
                        Class A          sales load of 5%)         EAFE Index
Year                          %                          %                  %
--------------------------------------------------------------------------------
1993                      79.96                      70.97              32.94
1994                     (10.23)                    (14.71)              8.06
1995                      30.09                      23.59              11.55
1996                       8.98                       3.53               6.36
1997                      28.93                      22.48               2.06

The Comment

      Lingering worries about the Asian crisis continued to overhang the markets during the final quarter of the year, as analysts sought to downgrade the earnings of these companies with a heavy exposure to the region. Many companies in Europe with little or no exposure to Asia also fell in sympathy with a more cautious mood.

      In a year in which at least five Asian markets have fallen as much as 60% in US dollar terms, GAM International has remained largely unscathed, primarily due to a modest position in Hong Kong weighing only slightly on the Fund. In mainland Europe and the United Kingdom, we continue to see good progress. Low inflation, and stable interest rates are providing a good background for investment, with improving earnings in many sectors offering an encouraging outlook.

      GAM International's industry exposure has not changed much from our previous review, with favored investments in banks and financials, the pharmaceutical sector and those privatised utilities in the United Kingdom, which we believe offer attractive earnings potential, namely the water utilities and rail transport. Currency positions in Europe and Japan are currently hedged back into the US dollar, with the exception of the British Pound where GAM International has some exposure. As 1998 approaches, I believe we can face the year with confidence.

--------------------------------------------------------------------------------
               GAM International Fund - Statement of Investments
--------------------------------------------------------------------------------

as at 31st December, 1997

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
----------------------------------------------------------------------------
Adjustable Rate Index Notes 4.9%
                France - 0.7%
          +     DLJ ARIN, Indexed to 311,824 shares
                  Peugeot 1998-11-18                              12,486,431
                                                              --------------
                                                                  12,486,431
                                                              --------------
                Hong Kong - 0.3%
          +     DLJ ARIN, Indexed to 100,000 shares
                  China Telecom ADR 1998-11-10                     1,644,557
          +     DLJ ARIN, Indexed to 6,000,000 shares
                  China Telecom 1998-11-12                         4,287,972
                                                              --------------
                                                                   5,932,529
                                                              --------------
                United Kingdom - 3.9%
          +     DLJ ARIN, Indexed to 3,200,000 shares
                  British Biotech 1998-04-03                       5,655,569
          +     DLJ ARIN, Indexed to 13,000,000 shares
                  British Steel 1998-11-09                        20,427,566
          +     DLJ ARIN, Indexed to 1,000,000 shares
                  Flextech 1998-05-28                              7,975,399
          +     DLJ ARIN, Indexed to 1,000,000 shares
                  Flextech 1998-06-12                              6,111,726
          +     DLJ ARIN, Indexed to 1,000,000 shares
                  Flextech 1998-10-08                              4,385,308
          +     DLJ ARIN, Indexed to 4,407,192 shares
                  General Cable 1998-12-07                         9,306,620
          +     DLJ ARIN, Indexed to 1,944,000 shares
                  Siebe 1998-12-07                                13,829,064
          +     DLJ ARIN, Indexed to 7,650,000 shares
                  TeleWest Communications 1998-12-07               7,122,730
                                                              --------------
                                                                  74,813,982
                                                              --------------
Total Adjustable Rate Index Notes (Cost $75,513,308)              93,232,942
                                                              --------------
 Bonds 0.3%
                Germany - 0.3%
  9,750,000     Bundes Deutschland 6.25% 2024-01-04                5,694,455
                                                              --------------
Total Bonds (Cost $5,946,465)                                      5,694,455
                                                              --------------

Bond Warrants 1.8%
                France - 0.7%
  *9,066,000    OAT 6% Wts                                        13,195,673
                  April 1998
                Germany - 1.1%
  *5,674,000    Bundes Deutschland 6.25% Wts
                  February 1998                                   19,838,499
                                                              --------------
Total Bond Warrants (Cost $15,180,656)                            33,034,172
                                                              --------------

Currency Warrants 1.7%
                Germany - 1.7%
  *5,900,800    US Salomon USD/DEM Call Wts
                1998-03-13                                        31,980,434
                                                              --------------
Total Currency Warrants (Cost $18,872,132)                        31,980,434
                                                              --------------

Equities 85.4%
                Belgium - 1.7%
      73,950    Kredietbank                                       30,989,306
       1,440    Kredietbank New                                      603,443
                                                              --------------
                                                                  31,592,749
                                                              --------------
                Denmark - 2.2%
     311,100    Den Danske Bank                                   41,453,113
                                                              --------------
                                                                  41,453,113
                                                              --------------

                France - 9.2%
     475,000    AXA - UAP                                         36,754,590
   1,140,818    Credit Lyonnais                                   59,329,739
      69,285    L'Oreal                                           27,110,771
     877,028    Lagardere Groupe Registered                       28,998,683
     166,260    Union des Assurances Federales                    21,823,611
                                                              --------------
                                                                 174,017,394
                                                              --------------

                Hong Kong - 4.2%
  17,701,800    Hong Kong & China Gas                             34,380,190
   1,715,892    HSBC Holdings (HKD)                               42,293,892
   6,889,000    JCG Holdings                                       2,955,985
                                                              --------------
                                                                  79,630,067
                                                              --------------

                Hungary - 1.1%
     171,260    Gedeon Richter GDR                                19,908,975
                                                              --------------
                                                                  19,908,975
                                                              --------------
                Italy - 1.5%
   6,300,000    Telecom Italia Mobile Spa                         29,073,090
                                                              --------------
                                                                  29,073,090
                                                              --------------

--------------------------------------------------------------------------------
GAM International Fund -- Statement of Investments (continued)
--------------------------------------------------------------------------------

as at 31st December, 1997

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
----------------------------------------------------------------------------
                Japan - 15.9%
   1,939,000    Canon                                             45,134,456
   1,373,000    Credit Saison                                     33,851,914
       5,200    East Japan Railway                                23,451,761
   1,040,000    Honda Motor                                       38,143,951
   1,938,000    Ricoh                                             24,039,510
     280,000    Rohm                                              28,514,548
     393,200    Sony                                              34,924,349
   1,322,000    Takeda Chemical                                   37,655,743
     465,000    TDK                                               35,035,222
                                                              --------------
                                                                 300,751,454
                                                              --------------
                Netherlands - 6.5%
   2,075,214    ABN AMRO Holding                                  40,424,727
   1,276,614    Fortis AMEV                                       55,654,333
     644,110    ING                                               27,127,204
                                                              --------------
                                                                 123,206,264
                                                              --------------
                Singapore - 0.4%
   5,104,000    Want Want Holdings                                 7,043,520
    *672,600    Want Want Holdings New                               887,832
                                                              --------------
                                                                   7,931,352
                                                              --------------
                Sweden - 1.2%
     637,770    OM Gruppen                                        23,234,929
                                                              --------------
                                                                  23,234,929
                                                              --------------
                Switzerland - 10.1%
      35,650    Nestle Registered                                 53,406,686
      47,650    Novartis Registered                               77,286,135
       5,999    Roche Holding Genussscheine                       59,550,708
                                                              --------------
                                                                 190,243,529
                                                              --------------
                United Kingdom - 31.4%
  10,273,703    Bank of Scotland                                  93,307,779
   3,172,057    Barclays                                          84,437,127
   1,060,627    British Aerospace                                 30,222,325
   5,525,300    Corporate Services Group                          19,328,635
   3,601,000    Dairy Crest Group                                 14,903,538
   1,403,000    Dixons Group                                      14,078,766
   2,363,300    Emap Publishing                                   35,165,174
   2,359,208    Hyder                                             37,506,566
   4,345,200    National Express Group                            48,883,924
  *4,296,930    Newsquest                                         18,736,502
   3,852,301    Prudential                                        46,906,396
   2,856,382    Severn Trent                                      45,879,730
   2,368,824    Severn Trent Class B                               1,206,036
   2,614,000    Stagecoach Holdings                               35,847,409
   2,584,116    Thames Water                                      38,472,068
     844,000    Zeneca                                            29,892,876
                                                              --------------
                                                                 594,774,851
                                                              --------------
Total Equities (Cost $1,286,114,689)                           1,615,817,767
                                                              --------------
Equity Warrants 1.6%
                Hong Kong - 0.6%
  *1,858,800    HSBC Wts 1998-12-31                               11,277,775
                                                              --------------
                                                                  11,277,775
                                                              --------------
                Japan - 1.0%
 *13,591,000    Sony Wts 1998-12-04                               18,811,334
                                                              --------------
                                                                  18,811,334
                                                              --------------
                Switzerland - 0.0%
      *3,000    Roche Holding Wts 1998-05-05                         314,125
      *7,800    Swiss Bank Corp Bearer Wts 2000                      109,431
                                                              --------------
                                                                     423,556
                                                              --------------
Total Equity Warrants (Cost $29,109,657)                          30,512,665
                                                              --------------
Options 1.3%
                France - 1.0%
     *10,102    CAC 40 Index 1998-09-30
                  3,100 FRF Calls                                 19,764,235
                                                              --------------
                                                                  19,764,235
                                                              --------------
                Japan - 0.3%
      *1,692    Nikkei Index 1998-02-28
                  15,500 JPY Puts                                  5,247,014
                                                              --------------
Total Options (Cost $20,244,029)                                  25,011,249
                                                              --------------

--------------------------------------------------------------------------------
         GAM International Fund -- Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
----------------------------------------------------------------------------
Time Deposits - 1.1%
                United States - 1.1%
  20,892,793    First National Bank of Chicago
                5.0% 1998-01-02                                   20,892,793
     714,499    Republic National Bank
                5.0% 1998-01-02                                      714,499
                                                              --------------
Total Time Deposits (Cost $21,607,292)                            21,607,292
                                                              --------------
Total Investments (Cost $1,472,588,228**) - 98.1%              1,856,890,976
Net current assets - 1.9%                                         36,057,036
                                                              --------------
Total net assets - 100%                                        1,892,948,012
                                                              ==============

*     Non-income producing security.
**    Cost for federal income tax purposes is $1,489,420,421 (Note 5).
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.

Glossary of terms:

  ADR - American Depositary Receipt
  FRF - French Franc
  GDR - Global Depository Receipt
  HKD - Hong Kong Dollar
  JPY - Japanese Yen

See notes to financial statements.

   [The following table was depicted as a pie chart in the printed material]

Geographic Analysis as at
31st December, 1997

               UNITED KINGDOM                                 35.37%
               JAPAN                                          17.16%
               FRANCE                                         11.59%
               HONG KONG                                       5.12%
               NETHERLANDS                                     6.51%
               SWITZERLAND                                    10.07%
               GERMANY                                         3.05%
               DENMARK                                         2.19%
               OTHER AREAS                                     7.04%
               NET CURRENT ASSETS                              1.90%

   [The following table was depicted as a pie chart in the printed material]

Investment Analysis as at
31st December, 1997 (unaudited)

               BANKING                                         20.2%
               HEALTH & PERSONAL CARE                          14.2%
               INSURANCE                                        9.0%
               BUSINESS & PUBLIC SERVICES                       7.1%
               TRANSPORT - ROAD & RAIL                          5.6%
               FOOD & HOUSEHOLD PRODUCTS                        4.5%
               FINANCIAL SERVICES                               4.0%
               OTHER                                           35.4%

--------------------------------------------------------------------------------
                                GAM Global Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

John R. Horseman joined GAM in 1987, initially as a member of the Asian team based in Hong Kong. After moving to the London office in 1990 he is now responsible for a number of GAM's global and international funds. Prior to joining GAM in 1987 he worked for BA Investment Management International Ltd and was responsible for certain of the Bank of America's global equity funds. He commenced management of GAM Global and GAM International Funds on 1st April, 1990. Mr. Horseman also manages the offshore fund GAM Universal US$ Inc. He was educated at the University of Birmingham.

      The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in countries including the United States, Canada, the United Kingdom, Continental Europe, and the Pacific Basin. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

      Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts - Class A Shares

                                              GAM Global
                                          Class A (after                Average
                                   GAM           maximum       MSCI     1 Month
                                Global        sales load      World     Deposit
                               Class A            of 5%)      Index        Rate

31st Dec, 97                  US$18.71          US$19.69     936.59
--------------------------------------------------------------------------------
                                     %                 %           %          %
--------------------------------------------------------------------------------
Quarter to Dec, 97              + 1.45            - 3.62      - 2.37     + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                 +34.95            +28.20      +16.23     + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
5 years to Dec, 1997            +24.96            +23.68      +15.88     + 4.89
--------------------------------------------------------------------------------
10 years to Dec, 1997           +16.04            +15.45      +11.19     + 6.03
--------------------------------------------------------------------------------
Since inception                 +13.90            +13.40      +12.30     + 6.15
--------------------------------------------------------------------------------

      Performances are calculated on a total return basis. During the year Class A and Class D shares paid dividends of US$0.64 and US$0.65 respectively. Class A inception was on 28th May, 1986 and Class D inception was on 6th October, 1995. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
              GAM Global Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

                              [Line graph omitted]

NOTE: The graphs compare the performance results of a hypothetical $10,000 investment in either Class and a comparable index. The performances of Class A and Class D are also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------
Sources used are the net asset value of the Fund computed daily and Morgan Stanley Capital International.

The MSCI World Index is an arithmetical average weighted by market value of the performance of some 1,400 securities listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, France, Finland, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States of America. The combined market capitalisation of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 20 countries. The percentage change in the value of the index includes dividends reinvested.

The Facts - Class D Shares

                                                GAM Global
                                            Class D (after               Average
                                      GAM          maximum      MSCI     1 Month
                                   Global       sales load     World     Deposit
                                  Class D         of 3.5%)     Index        Rate

31st Dec, 97                     US$18.50         US$19.17    936.59
--------------------------------------------------------------------------------
                                        %                %         %           %
--------------------------------------------------------------------------------
Quarter to Dec, 97                 + 1.41           - 3.66    - 2.37      + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                    +34.80           +30.08    +16.23      + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
Since inception                    +23.52           +21.57    +16.02      + 5.54
--------------------------------------------------------------------------------


                              [Line graph omitted]

--------------------------------------------------------------------------------
              GAM Global Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

                               [Graphic Omitted]

Average Annual Total Return - Class A

   [The following table was depicted as a bar chart in the printed material]


                                         GAM Global
                                         (after maximum
                     GAM Global          sales load of 5%)     MSCI World Index
                     ----------          -----------------     ----------------
One Year                 34.95                 28.20                16.23
Five Years               24.96                 23.68                15.88
Ten Years                16.04                 15.45                11.19
Since Inception          13.90                 13.40                12.30

Annual Performance - Class A

   [The following table was depicted as a bar chart in the printed material]

                                           GAM Global
                     GAM                      Class A                 MSCI
                  Global               (after maximum                World
                 Class A            sales load of 5%)                Index
Year                   %                            %                    %
--------------------------------------------------------------------------------
1993               75.30                        66.53                23.13
1994              (16.15)                      (20.35)                5.58
1995               36.25                        29.44                21.32
1996               12.74                         7.11                14.00
1997               34.95                        28.20                16.23

The Comment

      Lingering worries about the Asian crisis continued to overhang the markets during the final quarter of the year, as analysts sought to downgrade the earnings of these companies with a heavy exposure to the region. Many companies in Europe with little or no exposure to Asia also fell in sympathy with a more cautious mood.

      In a year in which at least five Asian markets have fallen as much as 60% in US dollar terms, GAM Global has remained largely unscathed, primarily due to a modest position in Hong Kong weighing only slightly on the Fund. In mainland Europe and the United Kingdom, we continue to see good progress. Low inflation, and stable interest rates are providing a good background for investment, with improving earnings in many sectors offering an encouraging outlook.

      Similarly, in the United States, GAM Global has maintained large positions and new investments have been made, notably in airlines. Some losses were experienced amongst the Fund's technology holdings but current prices appear to discount the prevailing risks of a slowdown in Asian demand.

      GAM Global's industry exposure has not changed much from our previous review, with favored investments in banks, financials and the pharmaceutical sector in the United States and Europe. Currency positions in Europe and Japan are currently hedged back into the US dollar, with the exception of sterling where GAM Global has some exposure. As 1998 approaches, I believe we can face the year with confidence.

--------------------------------------------------------------------------------
                   GAM Global Fund - Statement of Investments
--------------------------------------------------------------------------------

as at December 31, 1997

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
----------------------------------------------------------------------------
Adjustable Rate Index Notes - 3.9%
                United Kingdom - 1.6%
           +    DLJ ARIN Indexed to 115,000 shares
                  British Biotech 1998-05-08                         203,604
           +    DLJ ARIN Indexed to 85,000 shares
                  Flextech 1998-10-13                                400,686
           +    DLJ ARIN Indexed to 120,360 shares
                  General Cable 1998-06-10                           221,251
           +    DLJ ARIN Indexed to 75,000 shares
                  TeleWest Communications 1998-03-24                 124,603
           +    DLJ ARIN Indexed to 100,000 shares
                  TeleWest Communications 1998-04-02                 156,218
                                                              --------------
                                                                   1,106,362
                                                              --------------
                United States - 2.3%
           +    DLJ ARIN Indexed to 25,000 shares
                  Global Star Tele 1998-11-12                        346,015
           +    DLJ ARIN Indexed to 8,000 shares
                  Global Star Tele 1998-12-31                         81,288
           +    DLJ ARIN Indexed to 12,500 shares
                  Worldcom 1998-10-28                                165,496
           +    DLJ ARIN Indexed to 25,000 shares
                  Worldcom 1998-10-19                                511,003
           +    DLJ ARIN Indexed to 18,000 shares
                  Worldcom 1998-11-12                                246,333
           +    DLJ ARIN Indexed to 14,000 shares
                  Worldcom 1998-12-29                                220,251
                                                              --------------
                                                                   1,570,386
                                                              --------------
Total Adjustable Rate Index Notes (Cost $2,326,698)                2,676,748
                                                              --------------

Bond Warrants - 0.3%
                Germany
     *34,600    Salomon Bundes 6.25% Wts February 1998               120,975
                                                              --------------
                France - 0.1%
     *42,000    OAT 6% Wts April 1998                                 61,131
                                                              --------------
Total Bond Warrants (Cost $74,775)                                   182,106
                                                              --------------

Currency Warrants - 1.9%
                Germany - 1.9%
    *554,600    Goldman Sachs Sony Wts /DEM/                         767,623
    *104,100    Salomon Bros C/Wt USD Lnkd 1.698                     564,188
                                                              --------------
                                                                   1,331,811
                                                              --------------
Total Currency Warrants (Cost $1,047,602)                          1,331,811
                                                              --------------

Equities - 82.6%
                France - 3.2%
     *16,806    Credit Lyonnais                                      874,018
       1,734    L'Oreal                                              678,503
       4,922    Union des Assurances Federales                       646,071
                                                              --------------
                                                                   2,198,592
                                                              --------------
                Hong Kong - 4.2%
     512,920    Hong Kong & China Gas                                996,186
      77,781    HSBC Holdings (HKD)                                1,917,173
                                                              --------------
                                                                   2,913,359
                                                              --------------
                Japan - 9.1%
      59,000    Canon                                              1,373,354
      46,000    Honda Motor                                        1,687,136
       9,000    Rohm                                                 916,539
      12,000    Sony                                               1,065,850
      17,000    TDK                                                1,280,857
                                                              --------------
                                                                   6,323,736
                                                              --------------
                Netherlands - 3.0%
      59,736    ABM-AMRO Holding                                   1,163,644
      21,439    Fortis AMEV                                          934,639
                                                              --------------
                                                                   2,098,283
                                                              --------------
                Sweden - 1.2%
      22,641    OM Gruppen                                           824,846
                                                              --------------
                                                                     824,846
                                                              --------------
                Switzerland - 3.2%
       1,307    Novartis Registered                                2,119,895
                9 Roche Holding Genusscheine                          89,341
                                                              --------------
                                                                   2,209,236
                                                              --------------
                United Kingdom - 5.5%
      74,558    Barclays                                           1,984,663
      59,457    Hyder                                                945,244
      58,541    Thames Water                                         871,553
                                                              --------------
                                                                   3,801,460
                                                              --------------

--------------------------------------------------------------------------------
             GAM Global Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
----------------------------------------------------------------------------
                United States 53.2%
      10,495    American International Group                       1,141,331
      11,830    Burlington Northern/Santa Fe                       1,099,451
      15,103    Chase Manhattan                                    1,653,778
      23,630    Compaq Computer                                    1,333,618
      30,175    Computer Associates International                  1,595,503
     *11,680    Computer Sciences                                    975,280
      18,805    Delta Air Lines                                    2,237,795
      36,710    Depuy                                              1,055,413
      27,812    Federal Home Loan Mortgage                         1,166,366
      24,846    First Union                                        1,273,358
      47,265    Galileo Intl                                       1,305,696
      30,536    Intel                                              2,145,154
      21,596    Johnson & Johnson                                  1,422,637
      38,380    Kroger                                             1,417,661
      46,235    MBNA                                               1,262,793
      23,620    Medtronic                                          1,235,621
      41,720    Merrill Lynch                                      3,042,953
     *17,350    Microsoft                                          2,242,488
      17,740    Morgan Stan. /Dean Witter Disc                     1,048,878
      38,048    NationsBank                                        2,313,794
     *11,823    Rambus                                               540,902
      30,680    Republic Group                                       502,385
      20,086    Schering-Plough                                    1,247,843
     *24,090    Sungard Data                                         746,790
     *48,070    Usair Group                                        3,004,375
                                                              --------------
                                                                  37,011,863
                                                              --------------
Total Equities (Cost $48,516,185)                                 57,381,375
                                                              --------------

Equity Warrants - 0.0%
                Switzerland - 0.0%
         *54    Roche Holdings Genusscheine
                  Wts 1998                                             5,654
        *195    Swiss Bank Corp Bearer Wts. 2000                       2,736
                                                              --------------
Total Equity Warrants (Cost $1,545)                                    8,390
                                                              --------------

Options - 1.1%
                France - 0.9%
        *334    CAC 40 Index
                  3,100 FRF Calls 1998-09-30                         653,460
                                                              --------------
                                                                     653,460
                                                              --------------
                Japan - 0.2%
*54             Nikkei Index
                  15,500 JPY Puts 1998-02-12                         167,458
                                                              --------------
                                                                     167,458
                                                              --------------
Total Options (Cost $772,621)                                        820,918
                                                              --------------

Time Deposits - 8.4%
                United States - 8.4%
   5,868,444    First National Bank of Chicago
                  5.0% 1998-01-02                                  5,868,444
                                                              --------------
Total Time Deposits (Cost $5,868,444)                              5,868,444
                                                              --------------

Total Investments (Cost $58,607,870**) - 98.2%                    68,269,792
                                                              --------------
Net current assets - 1.8%                                          1,237,706
                                                              --------------
Total net assets - 100%                                           69,507,498
                                                              ==============

*     Non-income producing security.
**    Cost for federal income tax purposes is $58,673,744 (Note 5).
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.

Glossary of terms:

  FRF - French Franc
  HKD - Hong Kong Dollar
  JPY - Japanese Yen

See notes to financial statements.

--------------------------------------------------------------------------------
             GAM Global Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

Geographic Analysis as at
31st December, 1997

   [The following table was depicted as a pie chart in the printed material]

                 UNITED STATES                      63.90%
                 UNITED KINGDOM                      7.10%
                 GERMANY                             2.10%
                 HONG KONG                           4.20%
                 NETHERLANDS                         3.00%
                 SWITZERLAND                         3.20%
                 JAPAN                               9.30%
                 FRANCE                              4.20%
                 SWEDEN                              1.20%
                 NET CURRENT ASSETS                  1.80%


Investment Analysis as at
31st December, 1997 (unaudited)

   [The following table was depicted as a pie chart in the printed material]

                 BUSINESS & PUBLIC SERVICES          12.3%
                 BANKING                             11.9%
                 ELECTRONIC COMP. & INSTRUMENTS       7.6%
                 TRANSPORTATION - AIRLINES            7.1%
                 OTHER                               27.8%
                 CASH                                 7.2%
                 HEALTH & PERSONAL CARE              13.3%
                 FINANCIAL SERVICES                  12.8%

--------------------------------------------------------------------------------
                                GAM Europe Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

[PHOTO OMITTED]

John Bennett, Investment Director, is responsible for European markets. Prior to joining GAM in 1993, he was a Senior Fund Manager at Ivory & Sime, responsible for Continental European equity portfolios. He commenced management of GAM Europe Fund on 1st January, 1993. Mr. Bennett also manages the offshore fund GAM Pan European Inc. He is based in London.

      The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in Europe. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

      Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts

                                                  GAM
                                               Europe
                                               (after                 Average
                                              maximum       MSCI      1 Month
                                     GAM   sales load     Europe      Deposit
                                  Europe       of 5%)      Index         Rate
--------------------------------------------------------------------------------
31st Dec, 97                    US$12.57     US$13.23   1,056.66
--------------------------------------------------------------------------------
                                       %            %          %            %
--------------------------------------------------------------------------------
Quarter to Dec, 97                + 0.41       - 4.61     + 0.15       + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                   +27.55       +21.17     +24.20       + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
5 years to Dec, 1997              +16.52       +15.33     +19.70       + 4.89
--------------------------------------------------------------------------------
Since inception                   + 6.88       + 6.19     +12.69       + 5.36
--------------------------------------------------------------------------------

      Performances are calculated on a total return basis. During the year, a dividend was paid of US$2.45. The Fund's inception was on 1st January, 1990. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
              GAM Europe Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------
Sources used are the net asset value of the Fund computed daily and Morgan Stanley Capital International.

The MSCI Europe Index is an arithmetical average weighted by market value of the performance of some 600 securities listed on the stock exchanges of Austria, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The combined market capitalisation of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 13 countries. The percentage change in the value of the index includes dividends reinvested.

Average Annual Total Return

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                                           GAM Europe
                                         (after maximum
                       GAM Europe       sales load of 5%)     MSCI Europe Index
                       ----------       -----------------     -----------------

One Year                  27.55               21.17                  24.20
Three Years               21.80               19.73                  22.63
Five Years                16.52               15.33                  19.70
Since Inception            6.88                6.19                  12.69


Annual Performance

                               [GRAPHIC OMITTED]

                                                         GAM
                                                      Europe
                                              (after maximum               MSCI
                                   GAM            sales load             Europe
                                Europe                of 5%)              Index
Year                                 %                     %                  %
--------------------------------------------------------------------------------
1993                             22.68                 16.55              29.79
1994                             (3.11)                (7.95)              2.66
1995                             16.77                 10.93              22.13
1996                             21.32                 15.25              21.57
1997                             27.55                 21.17              24.20

--------------------------------------------------------------------------------
                   GAM Europe Fund - Statement of Investments
--------------------------------------------------------------------------------

The Comment

      1997 has been a banner year for investors in European equities. Strong liquidity flows, a firm US dollar and a benign inflationary environment have set the tone for a substantial re-rating of financial assets.

      Throughout the year two main themes have prevailed: deflation and corporate restructuring. The former hardens our aversion to deeply cyclical and commodity businesses while the latter has produced excellent returns for the Fund.

      One sector worthy of mention is financial services, the Fund's largest single industry exposure. The economic conditions noted above highlight the pressing need for an over-banked continent to address excess capacity and insufficient returns. Since early in the year we have identified a number of European banks and insurers poised for radical action to improve profitability. In recent months this has proven fruitful as the managers of these businesses begin to respond to pressures from competitors and shareholders alike. The merger wave now gripping the sector in Europe should be seen in this context and is a theme we expect to produce further gains for the Fund.

as at 31st December, 1997

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
--------------------------------------------------------------------------------
Adjustable Rate Index Notes 0.2%
                Germany - 0.2%
     +9,200     DLJ ARIN, Indexed to 9,200 shares
                  Siemens 1998-11-16                                  90,175
                                                                  ----------
Total Adjustable Rate Index Notes (Cost $132,972)                     90,175
                                                                  ----------
Equities 97.1%
                Belgium - 2.2%
      1,939     Generale de Banque                                   842,599
                                                                  ----------
                                                                     842,599
                                                                  ----------
                Denmark - 7.0%
     10,300     Bang & Olufsen Holding Class B                       613,315
      7,880     Den Danske Bank                                    1,049,986
     18,000     Spar Nord Holding                                  1,050,140
                                                                  ----------
                                                                   2,713,441
                                                                  ----------
                Finland - 2.8%
     43,950     Kesko                                                681,530
     30,635     Valmet Class A (Fria)                                422,209
                                                                  ----------
                                                                   1,103,739
                                                                  ----------
                France - 24.4%
      3,515     Accor                                                653,532
      5,985     Alcatel Alsthom                                      760,742
     12,830     AXA - UAP                                            992,761
     13,480     Banque Nationale de Paris                            716,499
     10,634     Bertrand Faure                                       756,050
      1,175     CGIP                                                 421,700
      5,310     IMETAL                                               659,945
      5,175     Plastic Omnium                                       682,720
      7,540     Societe National Elf Aquitaine                       876,963
      4,905     Technip                                              517,517
     14,590     Total B                                            1,587,846
     13,625     Valeo                                                924,105
                                                                  ----------
                                                                   9,550,380
                                                                  ----------
                Germany - 8.1%
     *2,705     Alliance                                             697,677
     18,370     BASF                                                 655,561
    *35,300     BHW Holding                                          578,849
     18,175     Veba                                               1,237,597
                                                                  ----------
                                                                   3,169,684
                                                                  ----------

--------------------------------------------------------------------------------
             GAM Europe Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
--------------------------------------------------------------------------------
                Italy - 5.7%
    133,795     ENI Spa                                              758,465
    230,910     Telecom Italia Spa                                 1,474,741
                                                                  ----------
                                                                   2,233,206
                                                                  ----------
                Netherlands - 9.3%
     29,985     ABN-AMRO Holding                                     584,101
     25,535     Heijmans Group                                       591,863
    *14,945     ING                                                  629,421
     26,450     Royal Dutch Petroleum                              1,451,804
     20,710     Telegraaf Holding                                    390,149
                                                                  ----------
                                                                   3,647,338
                                                                  ----------
                Norway - 4.6%
     24,550     Kverneland Gruppen                                   399,458
      8,740     Orkla Class A                                        754,899
     17,560     Sparbanken                                           623,826
                                                                  ----------
                                                                   1,778,183
                                                                  ----------
                Portugal - 1.3%
    *13,975     Brisa Auto Estradas                                  500,618
   *++8,297     Sotancro                                                  --
                                                                  ----------
                                                                     500,618
                                                                  ----------
                Spain - 2.6%
     14,660     Banco Popular Registered                           1,024,393
                                                                  ----------
                                                                   1,024,393
                                                                  ----------
                Sweden - 7.9%
     23,495     Atlas Copco Class A                                  701,945
     20,100     Cardo                                                524,500
     23,470     Kalmar Industries                                    378,706
     23,570     Sandvik Class A                                      671,502
     23,236     Svenska Handlesbank Class A                          804,050
                                                                  ----------
                                                                   3,080,703
                                                                  ----------
                Switzerland - 7.6%
        720     Novartis Registered                                1,167,807
         79     Roche Holding Genussscheine                          784,215
       *715     Union Bank Of Switzerland                          1,033,452
                                                                  ----------
                                                                   2,985,474
                                                                  ----------
                United Kingdom - 13.6%
    109,410     Bank Of Scotland                                     993,683
    244,101     Burford Holdings                                     400,899
     31,170     Daily Mail & General Trust Class A                 1,013,603
     31,485     Glaxo Wellcome                                       750,551
    186,010     Lasmo                                                827,887
    328,425     Metalrax Group                                       488,147
     25,460     Prudential                                           310,006
    159,250     Somerfield                                           549,243
                                                                  ----------
                                                                   5,334,019
                                                                  ----------
Total Equities (Cost $32,686,260)                                 37,963,777
                                                                  ----------

Equity Rights 0.0%
                Belgium - 0.0%
         90     Generale de Banque Rts                                    24
                                                                  ----------
Total Equity Rights (Cost $113)                                           24
                                                                  ----------
Total Investments (Cost $32,819,345**) - 97.3%                    38,053,976
                                                                  ----------
Net current assets - 2.7%                                          1,046,612
                                                                  ----------
Total net assets - 100%                                           39,100,588
                                                                  ==========

*  Non-income producing security.
** Cost for federal income tax purposes is $32,824,543 (Note 5).
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.
++ Fair value determined by the board of directors.

See notes to financial statements.

--------------------------------------------------------------------------------
             GAM Europe Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

Geographic Analysis as at
31st December, 1997

                               [GRAPHIC OMITTED]

[The following information was depicted as a pie graph in the printed material.]


UNITED KINGDOM                              13.64%
NETHERLANDS                                  9.32%
GERMANY                                      8.34%
SWEDEN                                       7.89%
SWITZERLAND                                  7.64%
DENMARK                                      6.95%
FRANCE                                      24.42%
ITALY                                        5.71%
NORWAY                                       4.55%
FINLAND                                      2.82%
SPAIN                                        2.62%
NET CURRENT ASSETS                           2.68%
OTHER AREAS                                  3.42%


Investment Analysis as at
31st December, 1997 (unaudited)

                               [GRAPHIC OMITTED]

[The following information was depicted as a pie graph in the printed material.]

BANKING                                     21.90%
ENERGY SOURCE                               12.60%
HEALTH & PERSONAL CARE                       7.70%
MACHINERY & ENGINEERING                      7.50%
INSURANCE                                    6.90%
FINANCIAL SERVICES                           5.80%
TELECOMMUNICATIONS                           5.60%
OTHER                                       32.00%

--------------------------------------------------------------------------------
                             GAM Pacific Basin Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Michael S. Bunker, Investment Director, has overall responsibility for Asian investment policy. Prior to joining GAM in 1985, he worked for J. Rothschild Charterhouse Management Ltd. in Hong Kong. He has over 20 years investment experience, primarily in Asian markets. He commenced management of GAM Pacific Basin Fund on 6th May, 1997. Mr. Bunker also manages the offshore fund GAM Pacific Inc. Mr. Bunker is now based in London, having lived in Hong Kong for 3 years.

      The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Indonesia, the Philippines, Korea, Taiwan, India, Australia and New Zealand. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be invested substantially in debt securities of Pacific Basin companies and the governments of the Pacific Basin, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

      Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts - Class A Shares

                                                         GAM
                                               Pacific Basin
                                              Class A (after             Average
                                         GAM         maximum      MSCI   1 Month
                               Pacific Basin      sales load   Pacific  Depsosit
                                     Class A          of 5%)     Index      Rate

31st Dec, 97                         US$9.69        US$10.20  1,576.30
--------------------------------------------------------------------------------
                                           %               %         %         %
--------------------------------------------------------------------------------
Quarter to Dec, 97                    -26.11          -29.80    -20.59    + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                       -30.00          -33.50    -25.34    + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
5 years to Dec, 1997                  + 3.47          + 2.41    + 1.60    + 4.89
--------------------------------------------------------------------------------
10 years to Dec, 1997                 + 8.39          + 7.83    - 1.04    + 6.03
--------------------------------------------------------------------------------
Since inception                       + 5.91          + 5.41    - 1.95    + 6.12
--------------------------------------------------------------------------------

      Performances are calculated on a total return basis. During the year Class A and Class D shares paid dividends of US$1.12 and US$1.12 respectively. Class A inception was on 6th May, 1987 and Class D on the 18th October, 1995. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
      GAM Pacific Basin Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

NOTE: The graphs compare the performance results of a hypothetical $10,000 investment in either Class and a comparable index. The performances of Class A and Class D are also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------
Sources used are the net asset value of the Fund computed daily, Morgan Stanley Capital International.

The MSCI Pacific Index is an arithmetical average weighted by market value of the performance of some 410 securities listed on the stock exchanges of Australia, Hong Kong, New Zealand, Singapore/Malaysia and Japan. The combined market capitalisation of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 5 countries. The percentage change in the value of the index includes dividends reinvested.

The Facts - Class D Shares

                                                         GAM
                                               Pacific Basin
                                              Class D (after             Average
                                        GAM          maximum      MSCI   1 Month
                              Pacific Basin       sales load   Pacific   Deposit
                                    Class D         of 3.5%)     Index      Rate

31st Dec, 97                        US$9.62          US$9.97  1,576.30
--------------------------------------------------------------------------------
                                          %                %         %         %
--------------------------------------------------------------------------------
Quarter to Dec, 97                   -26.13           -29.83    -20.59    + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                      -30.18           -32.63    -25.34    + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
Since inception                      -14.66           -16.03    -12.86    + 5.54
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
          GAM Pacific Basin Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

Average Annual Total Return - Class A

                               [GRAPHIC OMITTED]

[The following information was depicted as a bar graph in the printed material.]

                                        GAM Pacific Basin
                                         (after maximum
                   GAM Pacific Basin    sales load of 5%)     MSCI Pacific Index
                   -----------------    -----------------     ------------------

One Year                 -30.00              -33.50                 -25.34
Three Years              -10.04              -11.57                 -11.03
Five Years                 3.47                2.41                   1.60
Since Inception            5.91                5.41                  -1.95

Annual Performance - Class A

                               [GRAPHIC OMITTED]

                                                         GAM
                                                Pacific Basin             MSCI
                                    GAM        (after maximum          Pacific
                          Pacific Basin     sales load of 5%)            Index
Year                                  %                     %                %
--------------------------------------------------------------------------------
1993                              51.51                 43.93            35.97
1994                               7.41                  2.04            13.03
1995                               4.56                 (0.72)            2.99
1996                              (0.39)                (5.37)           (8.40)
1997                             (30.00)               (33.50)          (25.34)

The Comment

      In 1997 Pacific stock markets experienced one of the steepest declines ever seen by the financial system of any region, with most of the collapse being centred on the final quarter of the year. In most countries the catalyst for the flight of investors, both local and foreign, was a steep fall in the currency which over a period of several years became overvalued leaving exports increasingly uncompetitive. The problems have been compounded by the sharp growth of bank lending to the property sector and widespread use of US dollar borrowings to finance projects at interest rate levels considerably lower than those available locally.

      It will take several years for most of the Asian economies to stabilise and they will be dependent on substantial inflows of foreign capital, particularly to refinance the banking sectors. However, declines in US dollar values of typically between 50% and 80% are reflecting the severity of the situation and with IMF support growth can be rebuilt through exports. Hong Kong and Singapore continue to outperform on a relative basis due to the strength of their banking systems.

      The Japanese economy remains weak and without decisive action being taken by the government to support the banking sector and rebuild consumption, there is little prospect of an improvement in investor confidence. With domestic interest rates remaining low it is unlikely that the downward trend in the yen against its US counterpart will be reversed.

--------------------------------------------------------------------------------
               GAM Pacific Basin Fund - Statement of Investments
--------------------------------------------------------------------------------
as at 31st December, 1997

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
--------------------------------------------------------------------------------
Equities - 100.3%
                Australia - 13.0%
     58,500     Broken Hill Proprietary                              543,315
    370,000     Colonial                                           1,056,226
    305,000     Novus Petroleum                                      795,135
     43,475     Rio Tinto                                            507,279
   *146,000     Telstra Corp Installment Receipts                    308,304
                                                                  ----------
                                                                   3,210,259
                                                                  ----------
                Hong Kong - 31.4%
    417,000     Amoy Properties                                      365,931
    203,000     Cheung Kong (Holdings)                             1,329,494
    517,800     Hong Kong & China Gas                              1,005,664
   *273,000     Hong Kong Land Holdings                              524,160
    179,000     Hong Kong Telecommunications                         369,596
     42,400     HSBC Holdings (HKD)                                1,045,090
    381,000     Kerry Properties                                     629,346
    130,000     Sun Hung Kai Properties                              910,118
    138,000     Swire Pacific Class A                                760,434
    372,352     Wharf (Holdings)                                     804,865
                                                                  ----------
                                                                   7,744,698
                                                                  ----------
                Indonesia - 2.6%
  1,438,800     Bank Bali                                            176,580
    760,000     Hero Supermarket                                     186,546
  1,018,000     Mayorah Indah                                         87,918
    462,000     Modern Photo Film                                    134,400
    309,000     Mustika Ratu                                          54,777
                                                                  ----------
                                                                     640,221
                                                                  ----------
                Japan - 32.0%
     42,000     Canon                                                977,642
     16,000     Canon Sales                                          182,542
         74     DDI                                                  195,482
     14,000     Japan Associated Finance                             498,469
     61,000     JGC                                                  128,446
     29,000     Joshin Denki                                          67,726
     51,000     Keisei Electric Railway                              133,162
    163,000     Long Term Credit Bank Of Japan                       260,850
     63,000     Mitsubishi Estate                                    684,992
     12,000     Murata Manufacturing                                 301,378
     70,000     Nagoya Railroad                                      240,123
     76,000     Nissan Fire & Marine Insurance                       231,026
     22,400     ORIX                                               1,560,796
     34,000     Sekisui Chemical                                     172,603
     14,400     Sony                                               1,279,020
     58,000     Sumitomo Marine & Fire Insurance                     306,432
     10,000     Tachihi Enterprise                                   211,332
     41,000     Taiyo Yuden                                          284,112
     19,500     Xebio                                                155,283
                                                                  ----------
                                                                   7,871,416
                                                                  ----------
                Korea - 1.1%
     48,000     Hyundai Motor GDR                                     74,880
     41,508     Shinhan Bank                                         184,888
                                                                  ----------
                                                                     259,768
                                                                  ----------
                Philippines - 4.2%
    811,500     Ayala Land B                                         320,593
    280,400     Bank of The Phillipine Islands                       616,188
 *3,766,000     Cebu Holdings Inc (PHP)                               92,988
                                                                  ----------
                                                                   1,029,769
                                                                  ----------
                Singapore - 12.7%
    104,000     DBS Land                                             159,193
    104,750     Development Bank Of Singapore (FR)                   894,927
     78,000     Keppel                                               223,981
    699,000     Kim Eng Holdings                                     228,093
    280,718     Overseas Chinese Banking (FR)                      1,632,178
                                                                  ----------
                                                                   3,138,372
                                                                  ----------
                Thailand - 3.3%
     63,000     Bangkok Bank (FR)                                    157,009
    116,000     Krung Thai Bank (FR)                                  24,091
    181,750     Post Publishing (FR)                                 103,803
    118,000     Siam Commercial Bank (FR)                            134,787
     88,610     Thai Farmers Bank (FR)                               161,025
    249,700     Thai Glass Industries (FR)                           191,877
    180,900     Thai Military Bank (FR)                               37,570
                                                                  ----------
                                                                     810,162
                                                                  ----------
Total Equities (Cost $39,917,202)                                 24,704,665
                                                                  ----------

Equity Warrants - 0.2%
                Australia - 0.1%
   *432,000     Colonial Ltd Wts 1998-02-02                           20,835
                                                                  ----------
                                                                      20,835
                                                                  ----------
                Indonesia - 0.0%
     *5,600     Bank Bali (FR) Wts 2000-08-29                             51
                                                                  ----------
                                                                          51
                                                                  ----------
                Japan - 0.1%
       *170     Kyocera Wts 1998-01-23                                 4,250
       *490     Tobu Railway Wts 1998-03-17                           12,250
                                                                  ----------
                                                                      16,500
                                                                  ----------

--------------------------------------------------------------------------------
         GAM Pacific Basin Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       value
   Holdings     Description                                              US$
--------------------------------------------------------------------------------
                Thailand - 0.0%
    *17,763     Thai Farmers Bank Wts 2002-09-15 (FR)                  1,881
                                                                  ----------
                                                                       1,881
                                                                  ----------
Total Equity Warrants (Cost $522,627)                                 39,267
                                                                  ----------
Total Investments (Cost $40,439,829**) - 100.5%                   24,743,932
Net current liabilities - (0.5)%                                    (115,592)
                                                                  ----------
Total net assets - 100.0%                                         24,628,340
                                                                  ==========

*    Non-income producing security.
**   Cost for federal income tax purposes is $41,524,738 (Note 5).

Glossary of terms:
     GDR - Global Depository Receipt
     FR - Foreign Registered
     HKD - Hong Kong Dollar
     PHP - Phillipine Peso

See notes to financial statements.


Geographic Analysis
as at 31st December, 1997

                               [GRAPHIC OMITTED]

[The following information was depicted as a pie graph in the printed material.]

JAPAN                                            32.03%
HONG KONG                                        31.45%
AUSTRALIA                                        13.12%
SINGAPORE                                        12.74%
INDONESIA                                        2.60%
THAILAND                                         3.30%
PHILLIPINES                                      4.18%
KOREA                                            1.05%
NET CURRENT LIABILITES                          (0.47)%


Investment Analysis
as at 31st December, 1997 (unaudited)

                               [GRAPHIC OMITTED]

[The following information was depicted as a pie graph in the printed material.]


REAL ESTATE                                      18.70%
BANKING                                          17.50%
FINANCIAL SERVICES                               13.30%
ENERGY SOURCES                                    4.90%
TELECOMMUNICATION                                 4.40%
APPLIANCES & HOUSEHOLD DURABLES                   4.00%
OTHER                                            26.70%
CASH                                             10.50%

--------------------------------------------------------------------------------
                             GAM Japan Capital Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Paul S. Kirkby, Investment Director, is responsible for investments in the Japanese market. Prior to joining GAM in 1985, as a Senior Fund Manager in Hong Kong, he was an investment analyst with New Japan Securities Co. Ltd in Tokyo. He commenced management of GAM Japan Capital Fund on 1st July, 1994. Mr. Kirkby also manages the offshore fund GAM Japan Inc. He is now based in London having lived in Hong Kong for seven years.

     The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in Japan. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

     Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts

                                           GAM Japan
                                             Capital
                                              (after                     Average
                                             maximum        Tokyo        1 Month
                             GAM Japan    sales load         S.E.        Deposit
                               Capital         of 5%)       Index           Rate

31st Dec, 97                   US$8.44       US$8.88     1,175.03
--------------------------------------------------------------------------------
                                     %              %           %              %
--------------------------------------------------------------------------------
Quarter to Dec, 97              - 9.48        -14.01       -21.23         + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                 - 2.57        - 7.44       -28.09         + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
Since inception                 - 0.02        - 1.47       -15.63         + 5.58
--------------------------------------------------------------------------------

     Performances are calculated on a total return basis. During the year, a dividend was paid of US$0.74. The Fund's inception was on 1st July, 1994. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GAM Japan Capital Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------

Sources used are net asset value of the Fund computed daily and Datastream.

The Tokyo Stock Exchange Index (TOPIX) is a capitalisation-weighted composite index of approximately 1,200 companies listed on the First section of the Tokyo Stock Exchange. The combined market capitalisation of these companies represents approximately 95 % of the aggregate market value of the First and Second Section. The percentage change in the value of the index is calculated on a total return basis with dividends reinvested.

The Comment

     The final quarter witnessed extremely difficult conditions for both the economy and the stockmarket. Your Fund, despite its high cash position, suffered as a result. Conditions in Asia deteriorated substantially as the confidence crisis spread to Korea, an important trading partner and competitor of Japan. Within Japan a string of high profile bankruptcies, most notably of the fourth largest stockbroker and the tenth largest bank, further depressed expectations. In all probability the recovery of consumption expected next year, after the rise in the sales tax this year, will now be postponed. This is despite the Hashimoto government's recent U turn on fiscal policy in giving a Yen 2 trillion income tax cut, much of which will be saved. The significance of the recent rescue package is that more public funds can be added if necessary to ensure the proper functioning of the financial system. This does not mean however that all banks are safe nor does it mean that the prospects for weak or overvalued companies have been transformed.

     The prospect of a market solution to Japan's problems, and with it higher unemployment, though it is part of the cure, is likely to create further difficult conditions in the coming months. However it will be important to remember that good stocks are likely to prove the most resilient and to recover the most when conditions improve. Until that time cash is being kept at high levels and exposure to the yen limited. Currently the funds exposure to the yen stands at less than 20%.

--------------------------------------------------------------------------------
          GAM Japan Capital Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

[The following information was depicted as a bar chart in the printed material.]

Average Annual Total Return

                                                GAM
                                      Japan Capital      Tokyo Stock
                         GAM         (after maximum         Exchange
               Japan Capital      sales load of 5%)            Index
                           %                     %                 %
---------------------------------------------------------------------
One Year              - 2.57                - 7.44            - 28.09
Two Years             - 1.22                - 3.72            - 22.54
Three Years             1.27                - 0.45            - 16.02
Since Inception       - 0.02                - 1.47            - 15.63

[The following information was depicted as a bar chart in the printed material.]

Annual Performance

                                                GAM
                                      Japan Capital      Tokyo Stock
                         GAM         (after maximum         Exchange
               Japan Capital      sales load of 5%)            Index
Year                       %                     %                 %
---------------------------------------------------------------------
1994                   (3.77)                (8.58)            (6.86)
1995                    6.45                  1.12             (1.32)
1996                    0.16                 (4.85)           (16.55)
1997                   (2.57)                (7.44)           (28.09)

Statement of Investments
as at 31st December, 1997

                                                                      Market
                                                                       Value
Holdings    Description                                                  US$
----------------------------------------------------------------------------
Convertibles - 0.2%
            Financial Services - 0.2%
 8,000,000  Ab Intl Cayman Tr Pfd                                     46,248
                                                                  ----------
Total Convertibles (Cost $68,912)                                     46,248
                                                                  ----------
Equities - 70.9%
            Appliances & Household Durables - 4.8%
    16,600  Sony                                                   1,474,426
                                                                  ----------
                                                                   1,474,426
                                                                  ----------
            Automobiles - 1.4%
    63,000  Mazda Motor                                              149,541
    32,000  Suzuki Motor                                             289,127
                                                                  ----------
                                                                     438,668
                                                                  ----------
            Banking - 2.7%
    36,000  Bank of Kyoto                                            135,069
    14,000  Keiyo Bank                                                28,943
   143,000  Long Term Credit Bank of Japan                           228,844
   118,000  Sakura Bank                                              337,014
    20,000  Tochigi Bank                                              99,694
                                                                  ----------
                                                                     829,564
                                                                  ----------
            Broadcasting & Publishing - 0.7%
     6,000  Broadcasting System Niigata                               43,645
     4,000  Nippon Broadcasting System                               158,040
                                                                  ----------
                                                                     201,685
                                                                  ----------
            Building Materials & Components - 0.2%
     5,000  Almetax Manufacturing                                     15,544
    11,000  Daikin Kogyo                                              41,440
     2,000  Okabe                                                      5,896
                                                                  ----------
                                                                      62,880
                                                                  ----------
            Business & Public Services - 2.0%
     9,200  Sanix                                                    147,933
     7,000  Secom                                                    447,014
    14,600  Wesco                                                     35,773
                                                                  ----------
                                                                     630,720
                                                                  ----------
            Chemicals - 2.0%
    32,000  Shin-Etsu Chemical                                       610,107
                                                                  ----------
                                                                     610,107
                                                                  ----------

--------------------------------------------------------------------------------
         GAM Japan Capital Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       Value
Holdings    Description                                                  US$
----------------------------------------------------------------------------
            Construction & Housing - 0.3%
    19,000  Ataka Construction & Engineering                          59,793
    13,000  JGC                                                       27,374
                                                                  ----------
                                                                      87,167
                                                                  ----------
            Data Processing & Reproduction - 6.0%
    42,000  Canon                                                    977,642
     5,500  I-O Data Device                                           41,060
     3,300  Nidec                                                    138,974
    56,000  Ricoh                                                    694,640
                                                                  ----------
                                                                   1,852,316
                                                                  ----------
            Electrical & Electronics - 1.8%
       700  Fuji Soft ABC                                             23,959
    28,000  Nippon Denwa Shisetsu                                    107,198
    27,000  Omron                                                    421,746
                                                                  ----------
                                                                     552,903
                                                                  ----------
            Electronic Comp. & Instruments - 7.4%
     2,100  Keyence                                                  310,337
    10,000  Mimasu Semiconductor Industry                            139,357
    22,000  Mitsumi Electric                                         313,323
    10,000  Rohm                                                   1,018,377
    17,000  Taiyo Yuden                                              117,802
    36,000  Yamatake-Honeywell                                       383,155
                                                                  ----------
                                                                   2,282,351
                                                                  ----------
            Financial Services - 16.4%
    *9,400  Aiful                                                    636,983
    23,900  Credit Saison                                            589,265
    12,000  Japan Associated Finance                                 427,259
     8,400  Nichiei (8577)                                           894,028
    22,500  ORIX                                                   1,567,764
     3,100  Shohkoh Fund                                             944,717
                                                                  ----------
                                                                   5,060,016
                                                                  ----------
            Health & Personal Care - 2.7%
    23,000  Eisai                                                    350,459
     8,000  Santen Pharmaceutical                                     91,884
    11,000  Sawai Pharmaceutical                                      63,254
    16,000  Terumo                                                   235,222
    14,000  Towa Pharmaceutical                                       91,654
                                                                  ----------
                                                                     832,473
                                                                  ----------
            Industrial Components - 3.3%
    94,000  Minebea                                                1,007,657
                                                                  ----------
                                                                   1,007,657
                                                                  ----------
            Insurance - 3.0%
    33,000  Dai Tokyo Fire & Marine Insurance                        113,201
    34,000  Dowa Fire & Marine Insurance                             101,271
   104,000  Nissan Fire & Marine Insurance                           316,141
    76,000  Sumitomo Marine & Fire Insurance                         401,531
                                                                  ----------
                                                                     932,144
                                                                  ----------
            Leisure & Tourism - 0.1%
     4,700  Yellow Hat                                                33,650
                                                                  ----------
                                                                      33,650
                                                                  ----------
            Machinery & Engineering - 0.1%
     7,000  Higashi Nihon House                                       31,892
     1,000  Sansei Yusoki                                              2,191
                                                                  ----------
                                                                      34,083
                                                                  ----------
            Merchandising 10.1%
    12,800  Amway Japan                                              245,023
     7,800  Aoyama Trading                                           139,158
    17,800  Circle K Japan                                           851,838
     1,900  Daimon                                                     3,783
    35,900  DeoDeo Corp                                              310,620
    12,000  Joshin Denki                                              28,025
    32,000  Juel Verite Ohkubo                                        65,421
    19,000  Jusco                                                    267,688
    21,100  Matsumotokiyoshi                                         807,810
     7,800  Paris Miki                                                83,614
    14,300  Shimachu                                                 224,464
    12,600  Xebio                                                    100,337
                                                                  ----------
                                                                   3,127,781
                                                                  ----------
            Metals - Steel - 0.6%
    88,000  Nisshin Steel                                             96,355
    30,500  Tokyo Steel                                              102,990
                                                                  ----------
                                                                     199,345
                                                                  ----------
            Real Estate - 3.2%
    16,000  Mitsubishi Estate                                        173,966
    61,000  Mitsui Real Estate                                       588,515
     8,000  Sankei Building                                           18,989
     2,000  Tachihi Enterprise                                        42,266
    22,000  TOC                                                      166,769
                                                                  ----------
                                                                     990,505
                                                                  ----------
            Telecommunications - 0.1%
         7  DDI                                                       18,492
                                                                  ----------
                                                                      18,492
                                                                  ----------

--------------------------------------------------------------------------------
         GAM Japan Capital Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       Value
Holdings    Description                                                  US$
----------------------------------------------------------------------------
            Transportation - Road & Rail - 1.7%
    79,000  Keisei Electric Railway                                  206,261
       100  West Japan Railway                                       318,530
                                                                  ----------
                                                                     524,791
                                                                  ----------
            Utilities - Electric & Gas - 0.1%
     2,900  Okinawa Electric Power                                    44,411
                                                                  ----------
                                                                      44,411
                                                                  ----------
            Wholesale & International Trade - 0.2%
    21,000  Nakayamafuku                                              64,802
                                                                  ----------
                                                                      64,802
                                                                  ----------
Total Equities (Cost $27,718,045)                                 21,892,937
                                                                  ----------
Options 0.4%
            Index - 0.4%
       *14  P/O Nikkei 225 Index 14,500 (JPY)
              1998-02-13                                              45,023
       *15  P/O Nikkei 225 Index 15,000 (JPY)
              1998-02-13                                              67,764
        *2  P/O Nikkei 225 Index 16,500 (JPY)
              1998-02-21                                              22,971
                                                                  ----------
                                                                     135,758
                                                                  ----------
Total Options (Cost $178,449)                                        135,758
                                                                  ----------
Equity Warrants - 0.0%
            Transportation - Road & Rail - 0.0%
      *170  Tobu Railway Wts 1998                                      4,250
                                                                  ----------
Total Equity Warrants (Cost $85,000)                                   4,250
                                                                  ----------
Preferred Shares - 0.5%
            Financial Services - 0.5%
30,000,000  Sakura Finance Bermuda
            75% CV Pfd 2001                                          167,400
                                                                  ----------
Total Preferred Shares (Cost $272,047)                               167,400
                                                                  ----------
Time Deposits - 21.0 %
            United States - 21.0 %
 6,478,474  Chase Manhattan Bank 5.0% 1998-01-02                   6,478,474
                                                                  ----------
Total Time Deposits (Cost $6,478,474)                              6,478,474
                                                                  ----------

Total Investments (Cost $34,800,927**) - 93.0%                    28,725,067

Net current assets - 7.0%                                          2,146,707
                                                                  ----------
Total net assets - 100%                                           30,871,774
                                                                  ==========

*    Non-income producing security.
**   Cost for federal income tax purposes is $36,090,938 (Note 5).

Glossary of terms:
  JPY - Japanese Yen

See notes to financial statements.

--------------------------------------------------------------------------------
                             GAM North America Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Fayez Sarofim founded Fayez Sarofim & Co in 1958 and is the President and Chairman of the Board. He is also a director of Teledyne Inc., Argonaut Group, Unitrin, Inc., MESA Ins., Imperial Holly Corp. and EXOR Group. From 1951 to 1958 Mr. Sarofim worked for Anderson, Clayton & Co. where his last assignment was as assistant to the President. He commenced management of GAM North America Fund on 29th June, 1990. Mr. Sarofim also manages the offshore fund GAM U.S. Inc.

     The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in the United States and Canada. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Report to Shareholders
--------------------------------------------------------------------------------
The Facts

                                            GAM North
                                              America
                                               (after                   Average
                                              maximum        S & P      1 Month
                                      GAM  sales load         Comp      Deposit
                            North America      of 5%)        Index         Rate

31st Dec, 97                     US$17.32    US$18.23       970.43
--------------------------------------------------------------------------------
                                        %           %            %            %
--------------------------------------------------------------------------------
Quarter to Dec, 97                  +2.25       -2.86        +2.87        +1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                    +29.41      +22.94       +33.35        +5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
5 years to Dec, 1997               +16.21      +15.02       +20.26        +4.89
--------------------------------------------------------------------------------
Since inception                    +14.23      +13.50       +16.63        +5.36
--------------------------------------------------------------------------------

     Performances are calculated on a total return basis. During the year, a dividend was paid of US$0.23. The Fund's inception was on 1st January, 1990. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM North America Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------
Sources used are the net asset value of the Fund which is computed daily and Datastream.

The Standard & Poor's Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested.

[The following information was depicted as a bar chart in the printed material.]

Average Annual Total Return

                                                GAM         Standard
                                      North America         & Poor's
                         GAM         (after maximum         Composite
               North America      sales load of 5%)            Index
                           %                     %                 %
---------------------------------------------------------------------
One Year               29.41                 22.94              33.35
Three Years            28.10                 25.93              31.15
Five Years             16.21                 15.02              20.26
Since Inception        14.23                 13.50              16.63

[The following information was depicted as a bar chart in the printed material.]

Annual Performance

                                                GAM         Standard
                                      North America         & Poor's
                         GAM         (after maximum         Composite
               North America      sales load of 5%)            Index
Year                       %                     %                 %
---------------------------------------------------------------------
1993                   (2.09)               (6.98)             10.08
1994                    2.97                (2.18)              1.27
1995                   30.90                24.35              37.60
1996                   24.10                17.89              22.95
1997                   29.41                22.94              33.35

--------------------------------------------------------------------------------
          GAM North America Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

The Comment

The US economy is positioned to extend the current business cycle, building on a foundation of positive fundamentals, and prudent monetary policy. If the economy continues to expand throughout the year, as we expect, the current cycle will become the second longest expansion since World War Two. The prospect of continued low inflation, declining interest rates and a balanced budget for the first time since the mid-seventies, presents a positive backdrop for financial assets, in our view. However, pessimism is pervasive, reflecting uncertainty about the length and depth of the Asian crisis, weakening corporate profits, squeezed by rising wages and moderating demand. Negative sentiment is a positive factor in our view, as it counteracts speculative excesses that have developed during various periods in this long market advance and maintains the self correcting dynamic which has rationalized the equities' historically high total return over the past three years. The sharp decline in interest rates is the most positive factor supporting an improved backdrop for corporate, public and consumer balance sheets. Our outlook calls for average annual GDP to moderate to 2.5%, with inflation declining to 1.5%. In this environment, the yield on the 30-year bond should decline toward 5.0%. We expect the Federal Funds rate to be lowered by as much as 100 basis points. Having said this, we expect wage inflation to remain contained. Job creation should fall off in this environment, coupled with the increased price competitiveness of Asian labor and imports, we believe employees will value job security over wage gain. Relatedly, it is important to recognize that declining inflation is resulting in higher real wages and the sharp drop in interest rates continue to enhance consumer liquidity, as mortgages are refinanced. The high correlation between corporate profit growth and GDP supports our outlook for corporate growth of 8.0%. The highest quality, industry leaders which we believe we have identified, should benefit in this uncertain environment even with the short term negative implications of a stronger dollar. During December, the sharp decline in long term interest rates, resulted in a premium being placed on higher yielding stocks, such as utilities. Sectors which could be negatively impacted by weakness in Asia, such as technology, capital goods and basic industries, considerably underperformed the market during the fourth quarter, weakening portfolio returns for the year. These combined factors, which we view as relatively short term, were counteracted by strength in Merck, Coca-Cola and Philip Morris in December, which led to the portfolio's outperformance for the month.

--------------------------------------------------------------------------------
               GAM North America Fund - Statement of Investments
--------------------------------------------------------------------------------
as at 31st December, 1997

                                                                      Market
                                                                       Value
Holdings    Description                                                  US$
----------------------------------------------------------------------------
Equities - 94.1 %
             Aerospace/Military Technology - 1.1 %
     2,208   Boeing                                                  108,054
       184   Raytheon                                                  9,074
                                                                  ----------
                                                                     117,128
                                                                  ----------
             Automobile Parts & Equipment - 0.1%
       599   Meritor Automotive Inc                                   12,616
                                                                  ----------
                                                                      12,616
                                                                  ----------
             Automobiles - 6.1%
     4,800   Chrysler                                                168,900
     6,718   Ford Motor                                              327,083
     2,900   General Motors                                          175,812
                                                                  ----------
                                                                     671,795
                                                                  ----------
             Banking - 6.8%
     2,500   Bankamerica                                             182,500
     2,400   Chase Manhattan                                         262,800
     2,400   Citicorp                                                303,450
                                                                  ----------
                                                                     748,750
                                                                  ----------
             Beverages & Tobacco - 11.6%
     8,600   Coca-Cola                                               572,975
     7,200   PepsiCo                                                 262,350
     9,600   Philip Morris                                           435,000
                                                                  ----------
                                                                   1,270,325
                                                                  ----------
             Broadcasting & Publishing - 0.7%
     1,000   McGraw-Hill                                              74,000
                                                                  ----------
                                                                      74,000
                                                                  ----------
             Chemicals - 1.9%
     3,400   DuPont de Nemours                                       204,212
                                                                  ----------
                                                                     204,212
                                                                  ----------
             Computer Software - 1.2%
    *1,000   Microsoft                                               129,250
                                                                  ----------
                                                                     129,250
                                                                  ----------
             Data Processing & Reproduction - 3.7%
     2,900   Compaq Computer                                         163,669
     2,400   First Data                                               70,200
     2,800   Hewlett Packard                                         175,000
                                                                  ----------
                                                                     408,869
                                                                  ----------
             Electrical & Electronics - 4.0%
       800   Emerson Electric                                         45,150
     5,400   General Electric                                        396,225
                                                                  ----------
                                                                     441,375
                                                                  ----------
             Electronic Comp. & Instruments - 3.1%
     4,900   Intel                                                   344,225
                                                                  ----------
                                                                     344,225
                                                                  ----------
             Energy Sources - 7.5%
     2,700   British Petroleum ADR                                   215,156
     2,500   Chevron                                                 192,500
     3,800   Exxon                                                   232,512
     2,500   Mobil                                                   180,469
                                                                  ----------
                                                                     820,637
                                                                  ----------
             Financial Services - 2.0%
     3,800   Federal National Mortgage Association                   216,837
                                                                  ----------
                                                                     216,837
                                                                  ----------
             Food & Household Products - 4.4%
     2,100   Kellogg                                                 104,213
     4,800   Proctor & Gamble                                        383,100
                                                                  ----------
                                                                     487,313
                                                                  ----------
             Health & Personal Care - 20.4%
     2,900   Abbott Laboratories                                     190,131
     2,700   American Home Products                                  206,550
       900   Estee Lauder Class A                                     46,294
     3,400   Gillette                                                341,487
     5,300   Johnson & Johnson                                       349,137
     4,300   Merck                                                   456,875
     8,600   Pfizer                                                  641,238
                                                                  ----------
                                                                   2,231,712
                                                                  ----------
             IndustrialComponents - 0.9%
     1,900   Rockwell International                                   99,275
                                                                  ----------
                                                                      99,275
                                                                  ----------
             Insurance - 0.9%
     1,900   American General                                        102,719
                                                                  ----------
                                                                     102,719
                                                                  ----------
             Leisure & Tourism - 1.7%
     2,900   McDonald's                                              138,475
    *1,650   Tricon Global Restaurants                                47,953
                                                                  ----------
                                                                     186,428
                                                                  ----------

--------------------------------------------------------------------------------
          GAM North America Fund - Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                      Market
                                                                       Value
Holdings    Description                                                  US$
----------------------------------------------------------------------------
             Machinery & Engineering - 1.0%
     2,200   Caterpillar                                             106,837
                                                                  ----------
                                                                     106,837
                                                                  ----------
             Merchandising - 2.1%
     1,900   Wal-Mart Stores                                          74,931
     4,800   Walgreen                                                150,600
                                                                  ----------
                                                                     225,531
                                                                  ----------
             Multi-Industry - 4.8%
     3,500   Allied Signal                                           136,281
        *6   Berkshire Hathaway                                      276,000
     1,400   Minnesota Mining & Manufacturing                        114,888
                                                                  ----------
                                                                     527,169
                                                                  ----------
             Networking Products - 1.1%
     2,100   Cisco Systems                                           117,075
                                                                  ----------
                                                                     117,075
                                                                  ----------
             Recreation, Other Consumer Goods - 1.5%
     1,200   Eastman Kodak                                            72,975
     2,400   Nike Class B                                             94,200
                                                                  ----------
                                                                     167,175
                                                                  ----------
             Telecommunications - 3.3%
     2,700   Bellsouth                                               152,044
     2,782   SBC Communications                                      203,782
                                                                  ----------
                                                                     355,826
                                                                  ----------
             Textiles & Apparel - 0.8%
    *3,800   Polo Ralph Lauren Class A                                92,388
                                                                  ----------
                                                                      92,388
                                                                  ----------
             Transportation - Road & Rail - 1.4%
     5,100   Norfolk Southern                                        157,144
                                                                  ----------
                                                                     157,144
                                                                  ----------
Total Equities (Cost $6,882,866)                                  10,316,611
                                                                  ----------
Preferred Shares - 0.5%
             Broadcasting & Publishing - 0.5%
     2,900   News Corp ADR (Pfd)                                      57,638
                                                                  ----------
Total Preferred Shares (Cost $58,537)                                 57,638
                                                                  ----------
Time Deposits - 7.1%
   776,873   Morgan Guaranty London
               5.0% 1998-01-02                                       776,873
                                                                  ----------
Total Time Deposits (Cost$776,873)                                   776,873
                                                                  ----------
Total Investments (Cost $7,718,276**) - 101.7%                    11,151,122
Net current liabilities - (1.7)%                                    (184,949)
                                                                  ----------
Total net assets - 100%                                           10,966,173
                                                                  ==========

*    Non-income producing security
**   Cost for federal income tax purposes is identical.

Glossary of terms
     ADR - American Depository Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
                             GAM Asian Capital Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Adrian L. Cantwell, Investment Director, is responsible for Asia excluding Japan portfolios. Prior to joining GAM in 1990, he was a Director of Gartmore Limited, Hong Kong, responsible for South East Asian investment. He commenced management of GAM Asian Capital Fund on 12th May, 1995. Mr. Cantwell also manages the offshore funds GAM Asian Inc. and GAM Singapore/ Malaysia Inc. Mr. Cantwell has lived in Hong Kong since 1985.

     The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in Asia other than Japan. Countries in Asia include Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Myanmar, Pakistan, Bangladesh and Sri Lanka. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

     Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts

                                             GAM Asian
                                               Capital
                                                (after              Average
                                      GAM      maximum    MSCI AC   1 Month
                                    Asian   sales load   Far East   Deposit
                                  Capital       of 5%)   ex Japan      Rate

31st Dec, 97                      US$6.02      US$6.34     189.38
--------------------------------------------------------------------------------
                                        %            %          %         %
--------------------------------------------------------------------------------
Quarter to Dec, 97                 -25.01       -28.76     -32.05     +1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997                    -35.34       -38.57     -40.92     +5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
Since inception                    -15.58       -17.21     -15.56     +5.62
--------------------------------------------------------------------------------

     Performances are calculated on a total return basis. During the year, a dividend was paid of US$0.42. The Fund's inception was on 12th May, 1995. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM Asian Capital Fund - Report to Shareholders (continued)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index dose not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

----------
Sources used are net asset value of the Fund which is computed daily and Datastream.

The MSCI AC Far East (ex Japan) Index is an arithmetical average weighted by market value of the performance of some 400 securities listed on the stock exchanges of Hong Kong, Indonesia, Korea, Malaysia, Phillipines, Singapore, Tawian and Thailand. The combined market capitalisation of these companies represents approximately 60% of the aggregated market value of the stock exchanges of the above 8 countries. The percentage change in the value of the index includes dividends reinvested.

The Comment

     The plight of Asia's economies has now captured the world stage. Multinational companies from America and Europe are already beginning to feel the secondary impact of the currency dislocations suffered in Asia over the last few months. The severity of the crisis is reflected in the fact that four countries in Asia are now subject to IMF assistance. It is now quite apparent that an absence of suitable and swift policy decisions has increased the probability of a very slow recovery rather than a quick one and a possibility of even worse conditions before they improve. Economic growth forecasts across the region for 1998 are continually being revised down. In equity markets, there has not even been a discernible flight to quality but more a flight to cash. In due course, however, the financially sound companies will be the ones which will survive and into which investors will want to concentrate their portfolios in order to achieve out-performance. This change in risk exposure is already being well reflected in your Fund.

     The Fund's cash position provides the flexibility to increase exposure for the longer term to sound companies whose share prices in the short term are unable to de-couple from periods of general market weakness. Nevertheless, even these companies' earnings abilities will be dented next year as slowing sales growth and higher interest rates eat into margins faster than cost cutting exercises can be implemented.

     Looking ahead, the first signs of relief should be seen in a pick-up in exports, which will then feed through into improving balances of trade, thus allowing currencies to stabilise and, eventually, domestic interest rates to fall. Such a process will take many quarters, however.

--------------------------------------------------------------------------------
               GAM Asian Capital Fund - Statement of Investments
--------------------------------------------------------------------------------
as at 31st December, 1997

                                                                      Market
                                                                       Value
  Holdings      Description                                              US$
----------------------------------------------------------------------------
Equities - 102.5%
                Hong Kong - 80.0%
     *8000      Asia Satellite Telecom                                13,679
     2,800      Bank Of East Asia                                      6,558
     7,000      Cheung Kong Holdings                                  40,073
     2,000      Cheung Kong Holdings                                  11,450
    11,600      Dah Sing Financial                                    27,918
    10,500      Dickson Concepts International                        15,312
   *12,000      First Tractor (HKD)                                    7,240
    47,330      HKR International                                     34,815
    27,600      Hong Kong & China Gas                                 53,604
    12,500      Hong Kong Electric                                    47,667
     3,200      HSBC Holdings (HKD)                                   78,875
     8,000      Hutchison Whampoa                                     50,071
    28,000      JCG Holdings                                          12,014
    19,000      Kerry Properties                                      31,385
     9,000      Li & Fung                                             12,602
     9,000      New World Development                                 31,127
    *9,000      New World Infrastructure                              20,383
     4,000      Sun Hung Kai Properties                               28,004
     8,000      Swire Pacific Class A                                 44,083
    28,000      Tai Cheung Holdings                                   11,111
     4,000      Television Broadcasting                               11,408
    15,000      Wharf Holdings                                        32,424
    32,000      Wheelock                                              37,373
                                                                  ----------
                                                                     659,176
                                                                  ----------
                New Zealand - 1.6%
     5,000      Fernz                                                 12,919
                                                                  ----------
                                                                      12,919
                                                                  ----------
                Philippines - 3.0%
    32,000      Ayala Land                                            12,444
    31,000      Ayala Land Class B                                    12,247
                                                                  ----------
                                                                      24,691
                                                                  ----------
                Republic Of China - 1.0%
    19,000      Beijing Datang Power (HKD)                             8,704
                                                                  ----------
                                                                       8,704
                                                                  ----------
                Singapore - 16.9%
    11,000      DBS Land                                              16,838
     2,600      Development Bank Of Singapore (FR)                    22,213
     6,000      Osprey Maritime                                        4,806
    *5,000      Overseas Chinese Banking (FR)                         29,071
     4,000      Overseas Union Bank (FR)                              15,307
     1,000      Singapore Airlines (FR)                                6,526
     1,000      Singapore Press Holdings (FR)                         12,519
     3,000      United Overseas Bank (FR)                             16,642
    13,000      Wing Tai Holdings                                     15,194
                                                                  ----------
                                                                     139,116
                                                                  ----------
Total Equities (Cost $1,129,066)                                     844,606
                                                                  ----------
Time Deposits - 19.8%

                United States - 19.8%
   163,097      Morgan Guaranty London 5.0% 1998-01-02               163,097
                                                                  ----------
Total Time Deposits (Cost $163,097)                                  163,097
                                                                  ----------
Total Investments (Cost $1,292,163**) - 122.3%                     1,007,703

Net current liabilities - (22.3%)                                   (183,490)
                                                                  ----------
Total net assets - 100%                                              824,213
                                                                  ==========

*  Non-income producing security.
** Cost for federal income tax purposes is $1,301,706 (Note 5).

Glossary of terms:
  FR - Foreign Registered
  HKD - Hong Kong Dollar

See notes to financial statements.

--------------------------------------------------------------------------------
               GAM Asian Capital Fund - Statement of Investments
--------------------------------------------------------------------------------

[The following table was depicted as a pie chart in the printed material]

Geographic Analysis as at
31st December, 1997

NET CURRENT LIABILITIES               (22.26)%
HONG KONG                              79.98%
UNITED STATES                          19.79%
CHINA                                   1.05%
PHILIPPINES                             3.00%
NEW ZEALAND                             1.57%
SINGAPORE                              16.87%

[The following table was depicted as a pie chart in the printed material]

Investment Analysis as at
31st December, 1997 (unaudited)

BANKING                                17.80%
REAL ESTATE                            17.70%
MULTI-INDUSTRY                         14.30%
UTILITIES - ELECTRICAL & GAS           10.00%
BROADCASTING & PUBLISHING               3.00%
TRANSPORTATION - AIRLINES               1.80%
OTHER                                   6.60%
CASH                                   28.80%

--------------------------------------------------------------------------------
                             GAMerica Capital Fund
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Gordon Grender, Director, has been associated with GAM since 1983 and is also adviser to GAMerica. He has been actively involved in fund management in North American stock markets since 1974. He commenced management of GAMerica Capital Fund on 12th May, 1995. Mr. Grender also manages GAMerica Inc., an offshore fund with similar investment objectives.

      The Fund's investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in the United States. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Report to Shareholders
--------------------------------------------------------------------------------

The Facts

                                            GAMerica
                                             Capital
                                              (after                   Average
                                             maximum       S & P       1 Month
                            GAMerica      sales load        Comp       Deposit
                             Capital          of 5%)       Index          Rate

31st Dec, 97                US$13.43        US$14.14      970.43
--------------------------------------------------------------------------------
                                  %               %            %            %
--------------------------------------------------------------------------------
Quarter to Dec, 97            - 2.55          - 7.42       + 2.87       + 1.43
--------------------------------------------------------------------------------
Jan - Dec, 1997               +37.28          +30.41       +33.35       + 5.65
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
Since inception               +20.80          +18.47       +28.83       + 5.62
--------------------------------------------------------------------------------

      Performances are calculated on a total return basis. During the year, a dividend was paid of US$1.38. The Fund's inception was on 12th May, 1995. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                 GAMerica Capital Fund - Report to Shareholders
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

NOTE: The graph is intended to compare the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities.

The Comment

      1997 was another exceptional year for the US stock market with a rise of over 25%.

      This is the second year of very high returns. While earnings growth for the year was around 12%, long-term interest rates continued to decline. In this environment investors were prepared to pay a higher price for a given level of earnings.

      The outlook for equity markets however, seems less positive to us this year than at the same time last year. While the prospects of low inflation or deflation worldwide continue and there is little prospect of significant real interest rate increases the Standard & Poor's Industrial Index is selling at over 25 times historical earnings. Though analysts have been predicting another year of 13% earnings growth for 1998, we are not convinced this will be achieved.

      The problems in Asia introduce further risks into the equation. As the US exports only about 10% of output of which about 30% goes to Asia, the Asian slowdown might reduce US growth by 0.25% to 0.5%. This, together with the absence of demand for raw materials from Asia would, taken in isolation, be positive for the US. Unfortunately there is always a risk of financial failures in these circumstances, which could have negative implications for American and European banks' ability to conduct normal business.

      Despite our general unease about valuation levels, we will continue to do our best to identify undervalued stocks.

----------
Sources used are the net asset value of the Fund which is computed daily and Datastream.

The Standard & Poor's Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested.

--------------------------------------------------------------------------------
                GAMerica Capital Fund - Statement of Investments
--------------------------------------------------------------------------------
as at 31st December, 1997

                                                                     Market
                                                                      Value
  Holdings      Description                                             US$
---------------------------------------------------------------------------
Equities - 59.4%
                Beverages & Tobacco - 3.1%
     2,000      Fortune Brands                                       74,125
     2,000      Gallaher Group ADR                                   42,750
                                                                  ---------
                                                                    116,875
                                                                  ---------
                Business & Public Services - 4.3%
   *26,400      Titan                                               165,000
                                                                  ---------
                                                                    165,000
                                                                  ---------
                Construction & Housing - 5.8%
    *7,812      Palm Harbor Homes                                   220,689
                                                                  ---------
                                                                    220,689
                                                                  ---------
                Electrical & Electronics - 1.2%
     2,500      AVX                                                  46,094
                                                                  ---------
                                                                     46,094
                                                                  ---------
                Energy Sources - 3.1%
     3,000      Unocal                                              116,437
                                                                  ---------
                                                                    116,437
                                                                  ---------
                Financial Services - 1.4%
    *3,000      Friedman, Billings, Ramsey Group                     53,813
                                                                  ---------
                                                                     53,813
                                                                  ---------
                Food & Household Products - 1.9%
     3,307      Archer-Daniels-Midland                               71,721
                                                                  ---------
                                                                     71,721
                                                                  ---------
                Health & Personal Care - 7.5%
    *4,500      ClinTrials Research                                  35,437
     8,000      Intimate Brands Class A                             192,500
   *30,000      Unilab                                               56,250
                                                                  ---------
                                                                    284,187
                                                                  ---------
                Industrial Components - 3.4%
   *12,000      Foamex International                                130,500
                                                                  ---------
                                                                    130,500
                                                                  ---------

                Merchandising - 17.1%
    *6,000      Best Buy                                            221,250
     6,250      Fred's Class A                                      128,125
   *12,500      Jumbosports                                          18,750
     2,000      Mercantile Stores                                   121,750
    *5,000      Party City                                          161,250
                                                                  ---------
                                                                    651,125
                                                                  ---------
                Recreation, Other Consumer Goods - 1.9%
    *5,000      N2K                                                  73,125
                                                                  ---------
                                                                     73,125
                                                                  ---------
                Real Estate - 3.9%
     7,000      Bradley Real Estate                                 147,000
                                                                  ---------
                                                                    147,000
                                                                  ---------
                Telecommunications - 4.8%
    *6,000      World Com                                           181,500
                                                                  ---------
                                                                    181,500
                                                                  ---------
Total Equities (Cost $1,730,847) - 59.4%                          2,258,066
                                                                  ---------
Time Deposits - 37.0%
 1,404,078      First National Bank of Chicago
                  5.0% 1998-01-02                                 1,404,078
                                                                  ---------
Total Time Deposits (Cost $1,404,078)                             1,404,078
                                                                  ---------
Total Investments (Cost $3,134,925**) - 96.4%                     3,662,144
Net current assets - 3.6%                                           136,913
                                                                  ---------
Total net assets - 100%                                           3,799,057
                                                                  =========
*  Non-income producing security.
** Cost for federal income tax purposes is identical.

Glossary of terms:
  ADR - American Depository Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
             GAM Funds, Inc. - Statements of Assets and Liabilities
--------------------------------------------------------------------------------
at 31st December, 1997

                                                                                                                   GAM
                                                                   GAM              GAM            GAM           Pacific
                                                              International        Global         Europe          Basin
                                                             -------------------------------------------------------------
Assets (in US$)
Investments in securities at value                            $1,856,890,976     $68,269,792    $38,053,976    $24,743,932
Cash                                                                       -               -        709 596
Cash - Foreign currencies                                          1,655,233               -      1,224,539        344,221
Receivables:
  Securities sold                                                  6,023,319               -      1,225,238      2,059,299
  Capital shares sold                                              9,285,594       1,109,006         31,726        164,553
  Dividends, interest and other                                    2,648,277          36,677         53,896         43,943
Net equity in foreign currency exchange contracts (Note 6)        39,450,165         724,888        800,316      1,041,068
Deferred organizational expenses and other assets                          -               -              -              -
                                                             ---------------    ------------    -----------   ------------
Total assets                                                   1,915,953,564      70,140,363     41,390,400     28,397,612
                                                             ---------------    ------------    -----------   ------------
Liabilities
Payables:
  Securities purchased                                            14,606,721         336,655      1,228,328      1,067,398
  Capital shares redeemed                                          1,951,817          58,698              -        229,374
  Loans                                                                    -               -        884,000      2,246,000
Accrued management fee                                             4,465,800         147,318        105,784         94,897
Accrued distribution fee                                           1,398,663          44,307         38,345         24,603
Accrued expenses and other                                           582,551          45,887         33,355        107,000
                                                             ---------------    ------------    -----------   ------------
Total liabilities                                                 23,005,552         632,865      2,289,812      3,769,272
                                                             ---------------    ------------    -----------   ------------
Net assets                                                    $1,892,948,012     $69,507,498    $39,100,588    $24,628,340
                                                             ===============    ============    ===========   ============
Source of net assets
Net capital paid in on shares of capital stock (Note 4)       $1,504,197,109     $58,668,062    $32,521,009    $45,301,039
Accumulated net investment income/(loss)                          (8,350,974)       (155,350)        89,676       (310,853)
Accumulated net realized gains/(losses)                          (26,603,436)        608,107        461,339     (5,705,626)
Net unrealized appreciation/(depreciation)                       423,705,313      10,386,679      6,028,564    (14,656,220)
                                                             ---------------    ------------    -----------   ------------
Net assets                                                    $1,892,948,012     $69,507,498    $39,100,588    $24,628,340
                                                             ===============    ============    ===========   ============
Class A shares outstanding                                        63,022,600       3,513,547      3,110,245      2,379,009
Class A net assets                                            $1,793,665,482     $65,739,091    $39,100,588    $23,045,699
Net asset value and redemption value per share (Note 4)               $28.46          $18.71         $12.57          $9.69
Offering price per share (100/95 x net asset value
  per share reduced on sales of $100,000 or more)                     $29.96          $19.69         $13.23         $10.20

Class D shares outstanding                                         3,502,721         203,699                       164,585
Class D net assets                                               $99,282,530      $3,768,407                    $1,582,641
Net asset value and redemption value per share (Note 4)               $28.34          $18.50                         $9.62
Offering price per share (100/96.5 x net asset value
  per share reduced on sales of $100,000 or more)                     $29.37          $19.17                         $9.97

Identified cost of investments                                $1,472,588,228     $58,607,870    $32,819,345    $40,439,829

See notes to financial statements.

--------------------------------------------------------------------------------
       GAM Funds, Inc. - Statements of Assets and Liabilities (continued)
--------------------------------------------------------------------------------
at 31st December, 1997

                                                                   GAM               GAM             GAM
                                                                  Japan             North           Asian        GAMerica
                                                                 Capital           America         Capital       Capital
                                                             -------------------------------------------------------------
Assets (in US$)
Investments in securities at value                               $28,725,067     $11,151,122     $1,007,703     $3,662,144
Cash                                                                       -               -              -              -
Cash - Foreign currencies                                            965,396               -         36,070              -
Receivables:
  Securities sold                                                          -               -        229,956              -
  Capital shares sold                                                143,930          27,730         17,298        155,114
  Dividends, interest and other                                        3,211          13,714          1,299              -
Net equity in foreign currency exchange contracts (Note 6)         1,324,546               -              -              -
Deferred organizational expenses and other assets                     10,644               -         13,480         13,562
                                                             ---------------    ------------    -----------   ------------
Total assets                                                      31,172,794      11,192,566      1,305,806      3,830,820
                                                             ---------------    ------------    -----------   ------------
Liabilities
  Payables:
  Securities purchased                                                     -         160,348          7,438              -
  Capital shares redeemed                                            150,091          10,000        437,716              -
Accrued management fee                                                80,779          26,423          3,937          7,250
Accrued distribution fee                                              24,390           9,206          1,368          2,193
Accrued expenses and other                                            45,760          20,416         31,134         22,320
                                                             ---------------    ------------    -----------   ------------
Total liabilities                                                    301,020         226,393        481,593         31,763
                                                             ---------------    ------------    -----------   ------------
Net assets                                                       $30,871,774     $10,966,173       $824,213     $3,799,057
                                                             ===============    ============    ===========   ============
Source of net assets
Net capital paid in on shares of capital stock (Note 4)          $39,943,356      $7,238,788     $1,952,697     $3,109,977
Accumulated net investment income/(loss)                            (410,969)              -         (5,597)             -
Accumulated net realized gains/(losses)                           (3,900,870)        294,541       (837,951)       161,861
Net unrealized appreciation/(depreciation)                        (4,759,743)      3,432,844       (284,936)       527,219
                                                             ---------------    ------------    -----------   ------------
Net assets                                                       $30,871,774     $10,966,173       $824,213     $3,799,057
                                                             ===============    ============    ===========   ============
Class A shares outstanding                                         3,656,282         633,097        137,015        282,816
Class A net assets                                               $30,871,774     $10,966,173       $824,213     $3,799,057
Net asset value and redemption value per share (Note 4)                $8.44          $17.32          $6.02         $13.43
Offering price per share (100/95 x net asset value
  per share reduced on sales of $100,000 or more)                      $8.88          $18.23          $6.34         $14.14

Identified cost of investments                                   $34,800,927      $7,718,276     $1,292,163     $3,134,925

See notes to financial statements.

--------------------------------------------------------------------------------
                   GAM Funds, Inc. - Statements of Operations
--------------------------------------------------------------------------------
for the year ended 31st December, 1997

                                                                                                                  GAM
                                                                   GAM              GAM            GAM          Pacific
                                                              International        Global         Europe         Basin
                                                             -------------------------------------------------------------
Investment income (in US$)
Dividends (Note 5)                                               $24,332,055        $459,140       $630,428       $893,756
Interest (Note 5)                                                  4,448,310         140,838         91,130        111,566
                                                             ---------------    ------------    -----------   ------------
                                                                  28,780,365         599,978        721,558      1,005,322
                                                             ---------------    ------------    -----------   ------------
Expenses
Investment advisory fee (Note 2)                                  14,631,974         379,486        366,938        502,073
Custodian fees and expenses                                        1,779,162          55,116         92,056        128,265
Transfer agent fees and expenses                                     761,329          24,662         19,532         30,772
Shareholder servicing fees                                           920,356          10,973         14,180         42,349
Distribution fee - Class A (Note 2)                                4,210,893         109,036        111,466        144,537
Distribution fee - Class D (Note 2)                                  330,875           8,594              -         10,036
Professional fees                                                     65,539          32,956         32,359         33,835
Administrative expense                                             1,463,486          54,473         13,749         69,776
Printing                                                             197,246           7,809          4,210         11,133
Amortization of organization costs                                         -               -              -              -
Filing fees                                                          299,434           1,744          1,280          4,894
Other                                                                108,672           7,307          6,273         12,075
                                                             ---------------    ------------    -----------   ------------
Total operating expenses                                          24,768,966         692,156        662,043        989,745
Expenses reimbursed (Note 2)                                               -               -              -              -
Interest expense                                                      18,611           7,068          3,378          7,518
                                                             ---------------    ------------    -----------   ------------
Total expense                                                     24,787,577         699,224        665,421        997,263
                                                             ---------------    ------------    -----------   ------------
Net investment income/(loss)                                       3,992,788         (99,246)        56,137          8,059
                                                             ---------------    ------------    -----------   ------------
Realized and unrealized
  gain/(loss) from investments
  and foreign currency
Net realized gain/(loss) from:
  Securities and futures                                           5,496,347       2,265,518      4,224,970     (5,029,765)
  Foreign currency transaction                                    36,414,005         479,874      2,495,699      2,029,961
                                                             ---------------    ------------    -----------   ------------
                                                                  41,910,352       2,745,392      6,720,669     (2,999,804)
                                                             ---------------    ------------    -----------   ------------
Unrealized appreciation/(depreciation) for the period:
  Securities and futures                                         259,590,424       5,933,500      1,121,157    (12,184,320)
  Foreign currency translation of
  assets and liabilities other than investments                   37,422,289         593,305        833,847        268,360
                                                             ---------------    ------------    -----------   ------------
                                                                 297,012,713       6,526,805      1,955,004    (11,915,960)
                                                             ---------------    ------------    -----------   ------------
Net gain/(loss) on investments and foreign currencies            338,923,065       9,272,197      8,675,673    (14,915,764)
                                                             ---------------    ------------    -----------   ------------
Net increase/(decrease) in net assets from operations           $342,915,853      $9,172,951     $8,731,810   ($14,907,705)
                                                             ===============    ============    ===========   ============

See notes to financial statements.

--------------------------------------------------------------------------------
             GAM Funds, Inc. - Statements of Operations (continued)
--------------------------------------------------------------------------------
for the year ended 31st December, 1997

                                                                  GAM               GAM             GAM
                                                                 Japan             North           Asian        GAMerica
                                                                Capital           America         Capital        Capital
                                                             -------------------------------------------------------------
Investment income (in US$)
Dividends (Note 5)                                                  $146,961        $141,453        $73,906        $22,826
Interest (Note 5)                                                    173,488          23,880          4,200          8,946
                                                             ---------------    ------------    -----------   ------------
                                                                     320,449         165,333         78,106         31,772
                                                             ---------------    ------------    -----------   ------------
Expenses
Investment advisory fee (Note 2)                                     293,314          85,196         27,653         22,409
Custodian fees and expenses                                          109,391           7,605         46,273          8,152
Transfer agent fees and expenses                                      17,563           6,049          3,940          2,174
Shareholder servicing fees                                             9,083           3,486          1,172            700
Distribution fee - Class A (Note 2)                                   88,004          25,911          8,195          6,745
Distribution fee - Class D (Note 2)                                        -               -              -              -
Professional fees                                                     24,474          19,541         24,295         17,035
Administrative expenses                                               36,937           9,841          7,573          3,000
Printing                                                               4,537           2,646          8,068          2,876
Amortization of organization costs                                     6,650               -          5,267          5,201
Filing fees                                                           15,657              52              -              -
Other                                                                 11,770           4,902          7,959          4,193
                                                             ---------------    ------------    -----------   ------------
Total operating expenses                                             617,380         165,229        140,395         72,485
Expenses reimbursed (Note 2)                                               -               -       (100,000)             -
Interest expense                                                      12,758              50          9,174          5,136
                                                             ---------------    ------------    -----------   ------------
Total expenses                                                       630,138         165,279         49,569         77,621
                                                             ---------------    ------------    -----------   ------------
Net investment income/(loss)                                        (309,689)             54         28,537        (45,849)
                                                             ---------------    ------------    -----------   ------------
Realized and unrealized
  gain/(loss) from investments
  and foreign currency
Net realized gain/(loss) from:
  Securities and futures                                          (2,863,500)        390,977       (623,152)       400,765
  Foreign currency transactions                                    2,336,871               -        (17,639)             -
                                                             ---------------    ------------    -----------   ------------
                                                                    (526,629)        390,977       (640,791)       400,765
                                                             ---------------    ------------    -----------   ------------
Unrealized appreciation/(depreciation) for the period:
  Securities and futures                                          (2,288,040)      1,513,490       (318,739)       351,466
  Foreign currency translation of
  assets and liabilities other than investments                      570,218               -           (424)             -
                                                             ---------------    ------------    -----------   ------------
                                                                  (1,717,822)      1,513,490       (319,163)       351,466
                                                             ---------------    ------------    -----------   ------------
Net gain/(loss) on investments and foreign currencies             (2,244,451)      1,904,467       (959,954)       752,231
                                                             ---------------    ------------    -----------   ------------
Net increase/(decrease) in net assets from operations            ($2,554,140)     $1,904,521      ($931,417)      $706,382
                                                             ===============    ============    ===========   ============

See notes to financial statements.

--------------------------------------------------------------------------------
             GAM Funds, Inc. - Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               GAM International                   GAM Global                   GAM Europe
                                        -------------------------------   ---------------------------   ---------------------------
                                         For the year      For the year    For the year  For the year   For the year   For the year
                                             ended            ended           ended         ended           ended         ended
                                           31st Dec.,       31st Dec.,      31st Dec.,    31st Dec.,      31st Dec.,     31st Dec.,
                                             1997              1996           1997          1996            1997           1996
                                        -------------------------------------------------------------------------------------------
Increase/(Decrease) in net
  assets from:
Operations
Net investment income/(loss)                $3,992,788      $23,352,061       ($99,246)      $236,346        $56,137       $157,888
Net realized gain/(loss)                    41,910,352       (3,924,932)     2,745,392      1,542,721      6,720,669      1,945,168
Unrealized appreciation/(depreciation)
  for the year                             297,012,713       75,798,692      6,526,805        292,207      1,955,004      2,542,288
                                        --------------   --------------   ------------   ------------   ------------   ------------
Net increase in
  net assets from operations               342,915,853       95,225,821      9,172,951      2,071,274      8,731,810      4,645,344

Dividends paid to shareholders from:
Net investment income
  Class A                                   (9,853,914)      (3,931,303)       (41,404)      (104,667)      (157,450)       (12,643)
  Class D                                     (446,919)         (20,209)        (3,430)          (765)             -              -
Net realized gain on investments
  Class A                                  (69,883,955)      (1,784,396)    (1,964,612)    (1,034,220)    (6,689,436)      (709,600)
  Class D                                   (3,900,288)         (63,253)      (113,298)       (43,139)             -              -
Capital share transactions (Note 4)        585,581,903      390,160,627     42,059,028     (6,945,972)    12,088,259     (1,757,129)
                                        --------------   --------------   ------------   ------------   ------------   ------------
Total increase/(decrease)
  in net assets                            844,412,680      479,587,287     49,109,235     (6,057,489)    13,973,183      2,165,972
Net assets
Beginning of year                        1,048,535,332      568,948,045     20,398,263     26,455,752     25,127,405     22,961,433
                                        --------------   --------------   ------------   ------------   ------------   ------------
End of year                             $1,892,948,012   $1,048,535,332    $69,507,498    $20,398,263    $39,100,588    $25,127,405
                                        ==============   ==============   ============   ============   ============   ============

See notes to financial statements.

--------------------------------------------------------------------------------
        GAM Funds, Inc. - Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                              GAM Pacific Basin            GAM Japan Capital             GAM North America
                                        ----------------------------  ---------------------------  ---------------------------
                                         For the year   For the year  For the year   For the year  For the year   For the year
                                             ended          ended         ended          ended         ended          ended
                                          31st Dec.,     31st Dec.,    31st Dec.,     31st Dec.,    31st Dec.,     31st Dec.,
                                             1997           1996          1997           1996          1997           1996
                                        --------------------------------------------------------------------------------------
Increase/(Decrease) in net
 assets from:
Operations
Net investment income/(loss)            $      8,059    $   136,753   $  (309,689)  $  (173,050)   $        54    $  (21,847)
Net realized gain/(loss)                  (2,999,804)     7,490,904      (526,629)    3,411,826        390,977       562,745
Unrealized appreciation/(depreciation)
for the year                             (11,915,960)    (9,000,460)   (1,717,822)   (4,080,940)     1,513,490       710,420
                                        ------------    -----------   -----------   -----------    -----------    ----------
Net increase/(decrease) in
 net assets from operations              (14,907,705)    (1,372,803)   (2,554,140)     (842,164)     1,904,521     1,251,318

Dividends paid to shareholders from:
Net investment income
 Class A                                          --     (2,363,071)           --    (2,786,341)          (576)           --
 Class D                                          --        (73,778)           --            --             --            --
Net realized gain on investments
 Class A                                  (3,364,522)    (3,041,344)   (2,411,374)     (326,642)      (130,244)     (506,891)
 Class D                                    (168,365)      (101,996)           --            --             --            --

Capital share transactions (Note 4)       (8,616,881)     3,147,400      (679,565)   26,871,997      3,339,649      (872,358)
                                        ------------    -----------   -----------   -----------    -----------    ----------
Total increase/(decrease)
 in net assets                           (27,057,473)    (3,805,592)   (5,645,079)   22,916,850      5,113,350      (127,931)
Net assets
Beginning of year                         51,685,813     55,491,405    36,516,853    13,600,003      5,852,823     5,980,754
                                        ------------    -----------   -----------   -----------    -----------    ----------
End of year                             $ 24,628,340    $51,685,813   $30,871,774   $36,516,853    $10,966,173    $5,852,823
                                        ============    ===========   ===========   ===========    ===========    ==========

See notes to financial statements.

--------------------------------------------------------------------------------
        GAM Funds, Inc. - Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                               GAM Asian Capital           GAMerica Capital
                                         ---------------------------  --------------------------
                                          For the year  For the year  For the year  For the year
                                             ended         ended         ended         ended
                                           31st Dec.,    31st Dec.,    31st Dec.,    31st Dec.,
                                              1997          1996          1997          1996
                                         -------------------------------------------------------
Increase/(Decrease) in net
assets from:
Operations
Net investment income/(loss)             $    28,537    $  (50,095)   $  (45,849)   $   (87,946)
Net realized gain/(loss)                    (640,791)      (84,553)      400,765        292,631
Unrealized appreciation/(depreciation)
 for the year                               (319,163)      235,381       351,466        175,800
                                         -----------    ----------    ----------    -----------
Net increase/(decrease) in
 net assets from operations                 (931,417)      100,733       706,382        380,485

Dividends paid to shareholders from:
Net investment income
 Class A                                      (3,857)           --            --             --
 Class D                                          --            --            --             --
Net realized gain on investments
 Class A                                     (74,195)       (8,786)     (228,865)      (169,707)
 Class D                                          --            --            --             --
Capital share transactions (Note 4)       (3,795,577)      (23,103)    1,397,530     (1,316,024)
                                         -----------    ----------    ----------    -----------
Total increase/(decrease)
 in net assets                            (4,805,046)       68,844     1,875,047     (1,105,246)
Net assets
Beginning of year                          5,629,259     5,560,415     1,924,010      3,029,256
                                         -----------    ----------    ----------    -----------
End of year                              $   824,213    $5,629,259    $3,799,057    $ 1,924,010
                                         ===========    ==========    ==========    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Significant accounting policies

GAM Funds, Inc. (the "Company"), is an open-end diversified investment company registered under the Investment Company Act of 1940 comprised of eight portfolios: GAM International Fund, GAM Global Fund, GAM Europe Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM North America Fund, GAM Asian Capital Fund, and GAMerica Capital Fund (the Funds).

Each Fund seeks long-term capital appreciation by investing primarily in equity securities. GAM International Fund invests primarily in securities of companies in Europe, the Pacific Basin and Canada. GAM Global Fund invests primarily in securities of companies in the United States, Europe, the Pacific Basin and Canada. GAM Europe Fund invests primarily in securities of companies in Europe. GAM Pacific Basin Fund invests primarily in securities of companies in the Pacific Basin. GAM Japan Capital Fund invests primarily in securities of companies in Japan. GAM North America Fund invests primarily in securities of companies in the United States and Canada. GAM Asian Capital Fund invests primarily in securities of companies in Asia excluding Japan. GAMerica Capital Fund invests primarily in securities of companies in the United States.

The Funds offer Class A and Class D shares however, Class D shares currently are available only for GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund. Class A shares are sold with a front-end sales charge of up to 5.0% and Class D shares are sold with a front-end sales charge of up to 3.5%. The two classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law. The following is a summary of significant accounting policies followed in the preparation of the Company's financial statements.

Valuation of securities

Investment securities are stated at value based on the last sale price on the principal exchange on which the securities are traded, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Short-term securities maturing in 60 days or less are valued on an amortized cost basis which approximates market value. Forward foreign currency contracts are valued at the forward rate and are marked to market daily. Other securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Directors.

Adjustable Rate Index Notes

Each Fund may invest in adjustable rate index notes (ARINs) or similar instruments. An ARIN is a form of promissory note issued by a brokerage firm or other counterparty which provides that the amount of principal or interest paid will vary inversely in proportion to changes in the value of a specified security. The Funds could suffer losses in the event of a default or insolvency of the brokerage firm or other counterparty issuing the ARIN.

Foreign currency

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign currency contracts

Each Fund may enter into forward foreign currency exchange contracts primarily in order to hedge against foreign currency exchange rate risks on the non-US dollar denominated investment securities. These contracts are valued daily and the Funds' equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

Futures contracts

Initial margin deposits made with respect to futures contracts traded on domestic exchanges are maintained by the Funds' custodian in segregated asset accounts. Initial margin deposits made upon entering into futures contracts traded on foreign exchanges are recognized as assets due from the broker (the Funds' agent in acquiring the futures positions). Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received on domestically traded futures as appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

Federal income taxes

It is each Fund's policy to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income taxes is required.

Option contracts

The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and futures contracts. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be excercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent that the value of the underlying instrument does not correlate with the movement of the option value.

Distributions to shareholders

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect the per share distribution between net investment income and realized and unrealized gain/(loss). The calculation of Net Investment Income per share in the Selected Financial Information excludes these adjustments. Undistributed net investment income/(loss) and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Deferred organization expenses

Organization costs for GAM Japan Capital Fund, GAM Asian Capital Fund and GAMerica Capital Fund have been deferred and are being amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Other

Securities transactions are recorded on the trade date basis. Interest is accrued on a daily basis and market discount is accreted on a straight-line basis. Dividend income is recorded on the ex-dividend date, except that certain dividends on foreign securities are recorded as soon as information is available to the Fund.

Note 2. Investment advisory fee and other transactions with affiliates

The Investment Adviser, GAM International Management Limited, receives a fee under its agreement with the Company equivalent to 1% per annum of each Fund's average daily net assets, except for GAM North America Fund. With respect to GAM North America Fund, GAM International Management Limited and Fayez Sarofim & Co. serve as co-investment advisers to the Fund. Each co-adviser receives a fee under its agreement equivalent to 0.50% per annum of the Fund's average daily net assets. For the year ended 31st December, 1997 GAM International Management Limited waived its entire advisory fee due from the GAM Asian Capital Fund and assumed additional fund expenses totalling $72,347.

GAM Services, Inc. acts as principal underwriter of the Fund. For the year ended 31st December, 1997, GAM Services, Inc. received front-end sales load charges of $3,156,062 from the sale of the Funds' shares.

Effective 5th September, 1995, the Funds adopted a Class D Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides for payments by the Funds to GAM Services at the annual rate of up to 0.50% of each applicable Fund's average net assets attributable to Class D shares. Effective 9th October, 1996, the Funds adopted a Class A Distribution Plan pursuant to this rule which provides for payments by the Funds to GAM Services at the annual rate of up to 0.30% of each applicable Fund's average net assets attributable to Class A shares.

Note 3. Directors fees

The Funds do not pay any compensation to their officers or to any directors, officers or employees of GAM International Management Limited, GAM Services Inc. or their affiliates. Each disinterested director is compensated by each Fund as follows:

                      GAM         GAM     GAM        GAM            GAM            GAM            GAM       GAMerica
                 International  Global  Europe  Pacific Basin  Japan Capital  North America  Asian Capital   Capital
Annual Retainer    $625           $625    $625      $625           $625           $625           $625         $625
Meeting Fee          63             63      63        63             63             63             63           63

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Note 4. Capital stock

The Company declared a 10-for-1 stock split to shareholders of record as of 19th December, 1995. All per share data have been restated to reflect the stock split.

At 31st December, 1997, GAM Funds, Inc. had 700,000,000 shares of common stock, $0.001 par value authorized. For each of the eight active funds shares were allocated as follows: 150,000,000 and 50,000,000 shares, respectively, were allocated to each of Class A and Class D of GAM International, 50,000,000 and 25,000,000 shares, respectively, were allocated to Class A and Class D of GAM Global, GAM Europe, GAM Pacific Basin and GAM North America, 25,000,000 shares, were allocated to each of Class A and Class D of GAMerica Capital, while 45,000,000 and 12,500,000 shares, respectively, were allocated to each of Class A and Class D of GAM Japan Capital and GAM Asian Capital. Changes in each Fund's capital stock are summarized as follows:

                                                                GAM International Fund
                                                                    For the Periods
                                            ------------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                            -----------   ------------        -----------   ------------
Class A
Shares sold                                  29,334,376    797,964,527         33,365,859    692,156,317
Shares issued on reinvestment of dividends    2,500,837     69,462,995            219,386      4,843,204
Shares redeemed                             (12,437,416)  (332,541,512)       (16,170,479)  (333,081,923)
                                            -----------   ------------        -----------   ------------
Net increase                                 19,397,797    534,886,010         17,414,766    363,917,598
                                            ===========   ============        ===========   ============
Class D
Shares sold                                   2,142,282     59,042,169          1,461,453     30,255,446
Shares issued on reinvestment of dividends      134,583      3,717,035              3,688         78,975
Shares redeemed                                (452,108)   (12,063,311)          (195,341)    (4,091,392)
                                            -----------   ------------        -----------   ------------
Net increase/(decrease)                       1,824,757     50,695,893          1,269,800     26,243,029
                                            ===========   ============        ===========   ============

                                                                    GAM Global Fund
                                                                    For the Periods
                                            ------------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                            -----------   ------------        -----------   ------------
Class A
Shares sold                                   3,043,487     53,815,753            899,878     11,907,144
Shares issued on reinvestment of dividends       95,084      1,743,330             64,567        915,513
Shares redeemed                                (989,599)   (16,207,961)        (1,535,935)   (20,228,744)
                                            -----------   ------------        -----------   ------------
Net increase/(decrease)                       2,148,972     39,351,122           (571,490)    (7,406,087)
                                            ===========   ============        ===========   ============
Class D
Shares sold                                     164,316      3,018,076             54,061        697,624
Shares issued on reinvestment of dividends        5,659        102,511              2,735         38,450
Shares redeemed                                 (23,624)      (412,681)           (21,328)      (275,959)
                                            -----------   ------------        -----------   ------------
Net increase/(decrease)                         146,351      2,707,906             35,468        460,115
                                            ===========   ============        ===========   ============

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                    GAM Europe Fund
                                                                    For the Periods
                                            ------------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                            -----------   ------------        -----------   ------------
Class A
Shares sold                                  2,155,335     28,650,194          1,072,701     12,022,756
Shares issued on reinvestment of dividends     382,881      4,693,020             47,646        542,923
Shares redeemed                             (1,547,698)   (21,254,955)        (1,287,490)   (14,322,808)
                                            ----------   ------------        -----------   ------------
Net increase/(decrease)                        990,518     12,088,259           (167,143)    (1,757,129)
                                            ==========   ============        ===========   ============

                                                                 GAM Pacific Basin Fund
                                                                    For the Periods
                                            ------------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                            -----------   ------------        -----------   ------------
Class A
Shares sold                                  1,941,999     28,048,990          2,466,475     43,289,379
Shares issued on reinvestment of dividends     236,407      2,658,787            265,013      4,074,012
Shares redeemed                             (3,062,559)   (39,899,633)        (2,646,254)   (44,771,351)
                                            ----------   ------------        -----------   ------------
Net increase/(decrease)                       (884,153)    (9,191,856)            85,234      2,592,040
                                            ==========   ============        ===========   ============
Class D
Shares sold                                     51,066        746,179             53,648        907,532
Shares issued on reinvestment of dividends      14,840        163,481              1,072         17,934
Shares redeemed                                (24,922)      (334,685)           (22,302)      (370,106)
                                            ----------   ------------        -----------   ------------
Net increase/(decrease)                         40,984        574,975             32,418        555,360
                                            ==========   ============        ===========   ============

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                 GAM Japan Capital Fund
                                                                    For the Periods
                                             -----------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                             ----------    -----------         ----------    -----------
Class A
Shares sold                                   3,911,543     38,716,276          4,134,008     43,069,239
Shares issued on reinvestment of dividends      219,840      1,969,882            232,747      2,201,623
Shares redeemed                              (4,362,649)   (41,365,723)        (1,817,450)   (18,398,865)
                                             ----------    -----------         ----------    -----------
Net increase/(decrease)                        (231,266)      (679,565)         2,549,305     26,871,997
                                             ==========    ===========         ==========    ===========

                                                                GAM North America Fund
                                                                    For the Periods
                                             -----------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                             ----------    -----------         ----------    -----------
Class A
Shares sold                                     392,721      6,494,878             69,484        911,748
Shares issued on reinvestment of dividends        5,909        101,515             26,418        360,609
Shares redeemed                                (197,145)    (3,256,744)          (165,717)    (2,144,715)
                                             ----------    -----------         ----------    -----------
Net increase/(decrease)                         201,485      3,339,649            (69,815)      (872,358)
                                             ==========    ===========         ==========    ===========

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                 GAM Asian Capital Fund
                                                                    For the Periods
                                               ---------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                               --------     ----------           --------     ----------
Class A
Shares sold                                     180,437      1,471,448            414,332      4,143,499
Shares issued on reinvestment of dividends       10,133         75,019                146          1,512
Shares redeemed                                (626,223)    (5,342,044)          (425,435)    (4,168,114)
                                               --------     ----------           --------     ----------
Net increase/(decrease)                        (435,653)    (3,795,577)           (10,957)       (23,103)
                                               ========     ==========           ========     ==========

                                                                 GAMerica Capital Fund
                                                                    For the Periods
                                               ---------------------------------------------------------
                                                01-Jan-97 to 31-Dec-97            01-Jan-96 to 31-Dec-96
                                                 Shares            US$             Shares            US$
                                               --------     ----------           --------     ----------
Class A
Shares sold                                     168,956      2,197,313             21,800        269,201
Shares issued on reinvestment of dividends        9,395        124,173              9,804        102,358
Shares redeemed                                 (73,313)      (923,956)          (155,887)    (1,687,583)
                                               --------     ----------           --------     ----------
Net increase/(decrease)                         105,038      1,397,530           (124,283)    (1,316,024)
                                               ========     ==========           ========     ==========

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Note 5. Investment Transactions

The cost of purchases and proceeds of sales of investment securities for the year ended 31st December, 1997 excluding short-term securities, were as follows:

                GAM            GAM       GAM           GAM            GAM            GAM            GAM       GAMerica
           International      Global    Europe    Pacific Basin  Japan Capital  North America  Asian Capital  Capital
----------------------------------------------------------------------------------------------------------------------
In US$
Purchases  1,116,659,837  49,848,083  34,319,310    19,611,861     19,366,786     3,801,870      1,852,186    478,500
Sales        665,661,509  17,131,044  27,028,226    30,418,744     25,744,372     1,243,057      5,767,264    879,012

Realized gains and losses are reported on an identified cost basis. At 31st December, 1997, the aggregate gross unrealized appreciation and depreciation of securities, based on cost for federal income taxes purposes, were as follows:

                   GAM            GAM        GAM          GAM            GAM            GAM            GAM       GAMerica
              International      Global     Europe   Pacific Basin  Japan Capital  North America  Asian Capital  Capital
-------------------------------------------------------------------------------------------------------------------------
In US$
Appreciation   395,669,646   10,437,765   6,133,636     2,083,055     1,792,003      3,538,945        18,807     743,007
Depreciation   (28,199,091)    (841,717)   (904,203)  (18,863,861)   (9,157,874)      (106,099)     (312,810)   (215,788)
               -----------   ----------   ---------    ----------     ---------      ---------       -------     -------
Net            367,470,555    9,596,048   5,229,433   (16,780,806)   (7,365,871)     3,432,846      (294,003)    527,219
               ===========   ==========   =========    ==========     =========      =========       =======     =======

At 31st December, 1997, the Funds had tax basis net capital losses as follows. These losses may be carried over to offset future capital gains through the expiration dates shown:

                   GAM            GAM        GAM          GAM            GAM            GAM            GAM       GAMerica
              International      Global     Europe   Pacific Basin  Japan Capital  North America  Asian Capital  Capital
-------------------------------------------------------------------------------------------------------------------------
In US$                   --          --         --        770,561        507,841              --        291,731       --
                                                                       2,414,939
Carryforward             --          --         --      31st Dec,      31st Dec,              --      31st Dec,       --
Expiration
 dates                   --          --         --           2005    2003 & 2005              --           2005       --

Foreign taxes withheld from dividends and interest for the year ended 31st December, 1997, were as follows:

                   GAM            GAM        GAM          GAM            GAM            GAM            GAM       GAMerica
              International      Global     Europe   Pacific Basin  Japan Capital  North America  Asian Capital  Capital
-------------------------------------------------------------------------------------------------------------------------
In US$
Dividends       3,312,224       24,965      78,203       75,952        30,251           401           1,606        241
Interest               --           --          --           --            13            --              --         --

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Note 6. Financial Instruments

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

Forwards: When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date.

At 31st December, 1997 the Fund had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.

                             GAM INTERNATIONAL FUND

                                                                     Unrealized
                                                                  appreciation/
                                                                 (depreciation)
                                                                 --------------
                                                                            US$
550,125,000 Belgian francs sold vs. 15,000,000 US$
  23rd January, 1998                                                    150,595
323,820,000 Belgian francs sold vs. 9,000,000 US$
  29th April, 1998                                                      210,336
245,905,200 Swiss francs sold vs. 172,000,000 US$
  17th April, 1998                                                    1,604,583
220,468,600 German marks sold vs. 125,999,999 US$,
  14th January, 1998                                                   (115,398)
201,699,000 Dutch guilders sold vs. 30,000,000 US$
  29th June, 1998                                                       294,015
7,093,005,000 Spanish pesetas sold vs. 47,000,000 US$,
  14th January, 1998                                                   (116,769)
348,360,000 French francs sold vs. 60,000,000 US$,
  5th January, 1998                                                    (145,505)
984,059,700 French francs sold vs. 166,000,000 US$
  14th January, 1998                                                    987,968
53,406,000 French francs sold vs 9,000,000 US$
  6th July, 1998                                                         32,314
177,260,721 UK Pound sterling sold vs. 280,000,000 US$
  9th February, 1998                                                (10,641,937)
43,465,000,000 Italian lire sold vs. 25,000,000 US$
  9th June, 1998                                                        407,232
4,047,200,000 Japanese yen sold vs. 36,000,000 US$,
  5th January, 1998                                                   4,384,408
38,723,609,000 Japanese yen sold vs. 336,700,000 US$,
  22nd January, 1998                                                 39,232,491

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                     Unrealized
                                                                  appreciation/
                                                                 (depreciation)
                                                                 --------------
                                                                            US$

3,798,000,000 Japanese yen sold vs. 30,000,000 US$,
  6th July, 1998                                                         91,348
321,885,700 Dutch guilders sold vs. 164,000,000 US$,
  14th January, 1998                                                  3,055,401
142,254,000 Swedish krona sold vs. 18,000,000 US$
  30th January, 1998                                                     37,306
570,280,000 Japanese yen bought vs. 4,384,408 US$,
  5th January, 1998                                                     (18,223)
                                                                     ----------
Net equity in foreign currency exchange contracts                    39,450,165
                                                                     ==========

                                 GAM GLOBAL FUND

                                                                             US$
2,468,380 Swiss francs sold vs. 1,728,000 US$
  17th April, 1998                                                       17,582
8,063,515 French francs sold vs. 1,350,000 US$
  14th January, 1998                                                      8,991
7,056,000 French francs sold vs. 1,200,000 US$
  16th June, 1998                                                        16,470
3,617,305 German Marks sold vs. 1,850,000 US$
  12th January, 1998                                                     64,488
1,141,087 UK Pound sterling sold vs. 1,800,000 US$
  9th February, 1998                                                    (70,959)
78,071,000 Japanese yen sold vs. 700,000 US$
  5th January, 1998                                                      99,777
812,071,900 Japanese yen sold vs. 6,830,000 US$
  22nd January, 1998                                                    591,815
88,620,000 Japanese yen sold vs. 700,000 US$
  6th July, 1998                                                          2,131
653,835 Dutch guilders sold vs. 350,000 US$
  14th January, 1998                                                    (13,791)
3,530,124 Swedish krona sold vs. 456,000 US$
  15th June, 1998                                                         8,799
12,978,000 Japanese yen bought vs. 99,777 US$
  5th January, 1998                                                        (415)
                                                                     ----------
Net equity in foreign currency exchange contracts                       724,888
                                                                     ==========

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                 GAM EUROPE FUND

                                                                      Unrealized
                                                                   appreciation/
                                                                  (depreciation)
                                                                  --------------
                                                                             US$
29,000,000 Belgian francs sold vs. 802,768 US$
  26th January, 1998                                                      19,837
3,750,000 Swiss francs sold vs. 2,656,654 US$
  26th January, 1998                                                      81,894
7,500,000 German marks sold vs 4,282,778 US$
  26th January, 1998                                                      77,175
15,500,000 Danish krone sold vs. 2,323,490 US$
  26th January, 1998                                                      57,708
132,000,000 Spanish pesetas sold vs. 889,428 US$
  26th January, 1998                                                      22,489
5,350,000 Finnish markka sold vs. 1,011,591 US$
  26th January, 1998                                                      27,516
52,000,000 French francs sold vs. 8,872,812 US$
  26th January, 1998                                                     218,528
4,250,000,000 Italian lire sold vs. 2,465,583 US$
  26th January, 1998                                                      62,971
5,700,000 Dutch guilders sold vs. 2,888,782 US$
  26th January, 1998                                                      72,622
14,000,000 Norwegian kroner sold vs. 1,957,221 US$
  26th January, 1998                                                      54,894
95,000,000 Portuguese escudos sold vs. 526,987 US$
  26th January, 1998                                                      10,385
25,500,000 Swedish krona sold vs. 3,313,840 US$
  26th January, 1998                                                      94,297
                                                                      ----------
Net equity in foreign currency exchange contracts                        800,316
                                                                      ==========

                             GAM PACIFIC BASIN FUND

                                                                             US$

1,556,100,000 Japanese yen sold vs. 13,000,000 US$
  22nd January, 1998                                                     956,308
5,688,623 Australian dollar sold vs. 3,800,000 US$
  16th March, 1998                                                        84,760
                                                                      ----------
Net equity in foreign currency exchange contracts                      1,041,068
                                                                      ==========

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                             GAM JAPAN CAPITAL FUND

                                                                      Unrealized
                                                                   appreciation/
                                                                  (depreciation)
                                                                  --------------
                                                                             US$
119,620,000 Japanese yen sold vs. 1,000,000 US$
  14th January, 1998                                                      82,217
837,550,000 Japanese yen sold vs. 7,000,000 US$
  20th January, 1998                                                     568,053
1,020,680,000 Japanese yen sold vs. 8,500,000 US$
  6th February, 1998                                                     641,805
384,210,000 Japanese yen sold vs. 3,000,000 US$
  9th March, 1998                                                         28,845
128,500,000 Japanese yen sold vs. 1,000,000 US$
  26th March, 1998                                                         3,626
Net equity in foreign currency exchange contracts                      1,324,546

At 31st December, 1997 the Funds had sufficient cash and/or securities to cover any commitments under these contracts.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Note 7. Selected financial information

                              Per share operating performance (for a share outstanding throughout the period)
                   -----------------------------------------------------------------------------------------------------------------
                                          Income from investment operations                Less distributions
                                     -----------------------------------------  ----------------------------------------
                                                     Net realized                Dividends  Distributions
                   Net asset value,       Net       and unrealized  Total from   from net      from net                    Net asset
                      beginning       investment    gain/(loss) on  investment  investment     realized        Total      value, end
                      of period      income/(loss)    investments   operations    income         gains     Distributions   of period
                   -----------------------------------------------------------------------------------------------------------------
01-Jan-97 to
31-Dec-97
US$
GAM International
 Class A              US$ 23.15          0.08+           6.58          6.66       (0.18)        (1.17)        (1.35)       US$ 28.46
 Class D              US$ 23.07          0.01+           6.59          6.60       (0.16)        (1.17)        (1.33)       US$ 28.34
GAM Global
 Class A              US$ 14.35         (0.04)+          5.04          5.00       (0.02)        (0.62)        (0.64)       US$ 18.71
 Class D              US$ 14.22         (0.09)+          5.02          4.93       (0.03)        (0.62)        (0.65)       US$ 18.50
GAM Europe
 Class A              US$ 11.85          0.02+           3.15          3.17       (0.06)        (2.39)        (2.45)       US$ 12.57
GAM Pacific Basin
 Class A              US$ 15.26          0.00+          (4.45)        (4.45)         --         (1.12)        (1.12)       US$  9.69
 Class D              US$ 15.20          0.01+          (4.47)        (4.46 )        --         (1.12)        (1.12)       US$  9.62
GAM Japan Capital
 Class A              US$  9.39         (0.10)+         (0.11)        (0.21)         --         (0.74)        (0.74)       US$  8.44
GAM North America
 Class A              US$ 13.56          0.00+           3.99          3.99          --         (0.23)        (0.23)       US$ 17.32
GAM Asian Capital
 Class A              US$  9.83          0.09+          (3.48)        (3.39)      (0.02)        (0.40)        (0.42)       US$  6.02
GAMerica Capital
 Class A              US$ 10.82         (0.24)+          4.23          3.99        0.00         (1.38)        (1.38)       US$ 13.43
01-Jan-96 to
31-Dec-96
US$
GAM International
 Class A              US$ 21.37          0.57+           1.34          1.91       (0.09)        (0.04)        (0.13)       US$ 23.15
 Class D              US$ 21.35          0.45+           1.32          1.77       (0.01)        (0.04)        (0.05)       US$ 23.07
GAM Global
 Class A              US$ 13.51          0.16+           1.55          1.71       (0.08)        (0.79)        (0.87)       US$ 14.35
 Class D              US$ 13.48          0.07+           1.47          1.54       (0.01)        (0.79)        (0.80)       US$ 14.22
GAM Europe
 Class A              US$ 10.04          0.07+           2.06          2.13       (0.01)        (0.31)        (0.32)       US$ 11.85
GAM Pacific Basin
 Class A              US$ 16.97          0.04+          (0.11)        (0.07)      (0.74)        (0.90)        (1.64)       US$ 15.26
 Class D              US$ 16.96         (0.10)+         (0.11)        (0.21)      (0.65)        (0.90)        (1.55)       US$ 15.20
GAM Japan Capital
 Class A              US$ 10.16         (0.05)+          0.07          0.02       (0.70)        (0.09)        (0.79)       US$  9.39
GAM North America
 Class A              US$ 11.93         (0.05)+          2.93          2.88          --         (1.25)        (1.25)       US$ 13.56
GAM Asian Capital
 Class A              US$  9.53         (0.07)+          0.38          0.31          --         (0.01)        (0.01)       US$  9.83
GAMerica Capital
 Class A              US$ 10.03         (0.42)+          2.22          1.80          --         (1.01)        (1.01)       US$ 10.82

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                              Per share operating performance (for a share outstanding throughout the period)
                   -----------------------------------------------------------------------------------------------------------------
                                          Income from investment operations                Less distributions
                                     -----------------------------------------  ----------------------------------------
                                                     Net realized                Dividends   Distributions
                   Net asset value,       Net       and unrealized  Total from   from net      from net                    Net asset
                      beginning       investment    gain/(loss) on  investment  investment     realized        Total      value, end
                      of period      income/(loss)    investments   operations    income         gains     Distributions   of period
                   -----------------------------------------------------------------------------------------------------------------
01-Jan-95 to
31-Dec-95
US$
GAM International
 Class A              US$ 17.21         0.52             4.64          5.16        (0.47)       (0.53)         (1.00)     US$ 21.37
 Class D              US$ 20.46         0.10             1.78          1.88        (0.46)       (0.53)         (0.99)     US$ 21.35

GAM Global
 Class A              US$ 10.60         0.35             3.48          3.83        (0.30)       (0.62)         (0.92)     US$ 13.51
 Class D              US$ 13.46           --             0.92          0.92        (0.28)       (0.62)         (0.90)     US$ 13.48
GAM Europe
 Class A              US$  8.66         0.07             1.38          1.45        (0.06)       (0.01)         (0.07)     US$ 10.04
GAM Pacific Basin
 Class A              US$ 17.62           --             0.61          0.61           --        (1.26)         (1.26)     US$ 16.97
 Class D              US$ 17.36        (0.02)            0.26          0.24           --        (0.64)         (0.64)     US$ 16.96
GAM Japan Capital
 Class A              US$  9.62        (0.07)            0.69          0.62        (0.05)       (0.03)         (0.08)     US$ 10.16
GAM North America
 Class A              US$  9.14           --             2.83          2.83           --        (0.04)         (0.04)     US$ 11.93
GAM Asian
 Capital **
 Class A              US$ 10.00        (0.01)           (0.42)        (0.43)          --        (0.04)         (0.04)     US$  9.53
GAMerica
 Capital **
 Class A              US$ 10.00         0.07             0.07          0.14        (0.07)       (0.04)         (0.11)     US$ 10.03
01-Jan-94 to
31-Dec-94
US$
GAM International     US$ 23.90         0.34            (2.58)        (2.24)       (0.66)       (3.79)         (4.45)     US$ 17.21
GAM Global            US$ 17.92         0.19            (2.94)        (2.75)       (0.49)       (4.08)         (4.57)     US$ 10.60
GAM Europe            US$  8.93           --            (0.27)        (0.27)          --           --             --      US$  8.66
GAM Pacific Basin     US$ 19.20        (0.05)            1.36          1.31           --        (2.89)         (2.89)     US$ 17.62
GAM Japan
 Capital*             US$ 10.00         0.02            (0.40)        (0.38)          --           --             --      US$  9.62
GAM North America     US$ 12.80         0.04             0.23          0.27        (0.23)       (3.70)         (3.93)     US$  9.14
01-Jan-93 to
31-Dec-93
US$
GAM International     US$ 14.56         0.25            10.38         10.63        (0.34)       (0.95)         (1.29)     US$ 23.90
GAM Global            US$ 10.33         0.24             7.46          7.70        (0.11)          --          (0.11)     US$ 17.92
GAM Europe            US$  7.34         0.24             1.41          1.65        (0.06)          --          (0.06)     US$  8.93
GAM Pacific Basin     US$ 13.14        (0.03)            6.57          6.54        (0.04)       (0.44)         (0.48)     US$ 19.20
GAM North America     US$ 13.63         0.19            (0.46)        (0.27)       (0.07)       (0.49)         (0.56)     US$ 12.80

+ For the years ended 31st December 1996 and 1997, net investment income per share has been determined based on the weighted average shares outstanding method.
*     Period from 1st July, 1994 (Inception) to 31st December, 1994.
**    Period from 12th May, 1995 (Inception) to 31st December, 1995.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  Ratios/supplemental data
                                  ------------------------------------------------------------------------------------------
                                                                         Ratios to average net assets
                                                                         ----------------------------
                                   Total return
                                      (without          Net assets                     Net        Portfolio      Average
                                    deduction of      end of period                 investment     turnover     commission
                                  sales load)++++     (000 omitted)   Expenses     income/(loss)     rate      rate paid ss.
                                  ------------------------------------------------------------------------------------------
01-Jan-97 to
31-Dec-97
US$
GAM International
  Class A                           28.93%      US$     1,793,665         1.68%        0.28%           48%         0.0444
  Class D                           28.78%      US$        99,283         1.82%        0.05%           48%         0.0444
GAM Global
  Class A                           34.95%      US$        65,739         1.83%       (0.25)%          48%         0.0733
  Class D                           34.80%      US$         3,768         2.01%       (0.53)%          48%         0.0733
GAM Europe
  Class A                           27.55%      US$        39,101         1.81%        0.15%           80%         0.0352
GAM Pacific Basin
  Class A                          (30.00)%     US$        23,046         1.98%        0.02%           42%         0.0168
  Class D                          (30.18)%     US$         1,583         2.08%       (0.09)%          42%         0.0168
GAM Japan Capital
  Class A                           (2.58)%     US$        30,872         2.15%       (1.06)%          76%         0.0554
GAM North America
  Class A                           29.41%      US$        10,966         1.94%        0%              15%         0.0600
GAM Asian Capital **
  Class A                          (35.34)%     US$           824         1.81%        1.04%           68%         0.0078
GAMerica Capital
  Class A                           37.28%      US$         3,799         3.45%       (2.04)%          22%         0.0152
01-Jan-96 to
31-Dec-96
US$
GAM International+++
  Class A                            8.98%      US$     1,009,819         1.56%        2.70%           82%         0.0202
  Class D                            8.33%      US$        38,716         2.06%        2.13%           82%         0.0202
GAM Global+++
  Class A                           12.74%      US$        19,583         2.26%        1.17%          107%         0.0255
  Class D                           11.54%      US$           815         2.88%        0.52%          107%         0.0255
GAM Europe+++
  Class A                           21.32%      US$        25,127         1.89%        0.59%           76%         0.0168
GAM Pacific Basin+++
  Class A                           (0.39)%     US$        49,808         1.76%        0.22%           46%         0.0251
  Class D                           (1.19)%     US$         1,878         2.28%       (0.57)%          46%         0.0251
GAM Japan Capital+++
  Class A                            0.15%      US$        36,504         1.84%       (0.50)%          23%         0.0697
GAM North America+++
  Class A                           24.10%      US$         5,853         2.61%       (0.39)%           9%         0.0600
GAM Asian Capital**+++
  Class A                            3.28%      US$         5,629         2.98%       (0.75)%          86%         0.0124
GAMerica Capital**+++
  Class A                           18.31%      US$         1,927         5.16%       (3.79)%          27%         0.0533


--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  Ratios/supplemental data
                                  ------------------------------------------------------------------------------------------
                                                                         Ratios to average net assets
                                                                         ----------------------------
                                   Total return
                                      (without          Net assets                     Net        Portfolio      Average
                                    deduction of      end of period                 investment     turnover     commission
                                  sales load)++++     (000 omitted)   Expenses     income/(loss)     rate      rate paid ss.
                                  ------------------------------------------------------------------------------------------
01-Jan-95 to
31-Dec-95
US$
GAM International
  Class A                            30.09%     US$      560,234          1.57%        3.89%            35%          -
  Class D                             9.26%     US$        8,714          2.22%*       1.90%*           35%          -
GAM Global
  Class A                            36.25%     US$       26,161          2.16%        2.96%            60%          -
  Class D                             6.97%     US$          295          2.81%*      (0.09)%*          60%          -
GAM Europe
  Class A                            16.77%     US$       22,961          2.12%        0.75%           145%          -
GAM Pacific Basin
  Class A                             4.50%     US$       53,944          1.98%       (0.07)%           64%          -
  Class D                             2.35%     US$        1,547          2.63%*      (1.49)%           64%          -
GAM Japan Capital**
  Class A                             6.45%     US$       13,600          3.61%       (2.35)%          122%          -
GAM North America**
  Class A                            30.90%     US$        5,981          2.98%        0.01%             9%          -
GAM Asian Capital++**
  Class A                            (4.25)%    US$        5,560          3.11%*      (0.17)%*          17%          -
GAMerica Capital++**
  Class A                             1.38%     US$        3,029          3.73%*       1.36%*           11%          -
01-Jan-94 to
31-Dec-94
US$
GAM International                   (10.23)%    US$      158,336          1.60%        2.74%           110%          -
GAM Global                          (16.15)%    US$       19,940          2.29%        0.91%           123%          -
GAM Europe                           (3.11)%    US$       32,233          2.35%        0.06%            75%          -
GAM Pacific Basin                     7.41%     US$       48,527          1.78%       (0.35)%           29%          -
GAM Japan Capital+                   (3.77)%    US$        9,406          2.19%*       0.70%*            7%          -
GAM North America**                   2.97%     US$        1,887          2.54%        0.37%             3%          -
1-Jan-93 to
31-Dec-93
US$
GAM International                    79.96%     US$       80,776          1.99%        2.28%            98%          -
GAM Global                           75.30%     US$       33,416          2.68%        1.88%           107%          -
GAM Europe                           22.68%     US$       14,398          2.64%        1.05%           182%          -
GAM Pacific Basin                    51.52%     US$       40,719          1.93%       (0.29)%           91%          -
GAM North America                    (2.09)%    US$        3,289          2.10%        0.69%             3%          -


+  Period from 1st July, 1994 (Inception) to 31st December, 1994.

++ Period from 12th May, 1995 (Inception) to 31st December, 1995.

*  Annualized.

** In the absence of expense reimbursement, expenses on an annualized basis would have represented 5.44 % for GAM Asian Capital for the year ended 31st December, 1997. Expenses on an annualized basis would have represented 3.59 % for GAM Asian Capital and 6.16 % for GAMerica Capital of average net assets respectively, for the year ended 31st December, 1996. Expenses on an annualized basis would have represented 4.61 % for GAM Japan Capital, 3.27 % for GAM North America, 3.95 % for GAM Asian Capital and 4.73 % for GAMerica Capital of average net assets, respectively, for the period ended 31st December, 1995 and 5.81 % of average net assets for GAM North America Fund for the year ended 31st December 1994.

+++ The ratios of expenses to average net assets for the year ended 31st December, 1996 include amounts paid through expense offset arrangements. Prior and subsequent period ratios exclude these amounts.

++++ Total return calculated for a period of less than one year is not annualized.

ss. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which a commission is charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                Bank loans
                        ---------------------------------------------------------------------------------------
                                                                               Average
                                                     Average amount        number of shares        Average
                                  Amounts             of bank loans           oustanding          amount of
                                outstanding            outstanding        during the period    debt per share
                               end of period        during the period     (monthly average)        during
                               (000 omitted)         (000 omitted)          (000 omitted)        the period
                        ---------------------------------------------------------------------------------------
01-Jan-97 to
31-Dec-97
US$
GAM International
  Class A
  Class D
GAM Global
  Class A
  Class D
GAM Europe+++                   US$      884          US$       2.4               2,688            0.001
  Class A
GAM Pacific Basin+++            US$    2,102          US$       5.8               3,265            0.002
  Class A                       US$      144          US$       0.4                 140            0.003
  Class D
GAM Japan Capital+++
  Class A                         -                   US$     145.5               3,074            0.047
GAM North America
  Class A
GAM Asian Capital
  Class A
GAMerica Capital
  Class A
01-Jan-96 to
31-Dec-96
US$
GAM International
  Class A
  Class D
GAM Global
  Class A
  Class D
GAM Europe
  Class A
GAM Pacific Basin
  Class A
  Class D
GAM Japan Capital
  Class A
GAM North America
  Class A
GAM Asian Capital
  Class A
GAMerica Capital
  Class A

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                Bank loans
                        ---------------------------------------------------------------------------------------
                                                                               Average
                                                     Average amount        number of shares        Average
                                  Amounts             of bank loans           oustanding          amount of
                                outstanding            outstanding        during the period    debt per share
                               end of period        during the period     (monthly average)        during
                               (000 omitted)         (000 omitted)          (000 omitted)        the period
                        ---------------------------------------------------------------------------------------
01-Jan-95 to
31-Dec-95
US$
GAM International
  Class A
  Class D
GAM Global
  Class A
  Class D
GAM Europe
  Class A                         -                   US$       123             390               US$    0.32
GAM Pacific Basin
  Class A
  Class D
GAM Japan Capital
  Class A
GAM North America
  Class A
GAM Asian Capital++
  Class A
GAMerica Capital++
  Class A
01-Jan-94 to
31-Dec-94
US$
GAM International
GAM Global
GAM Europe
GAM Pacific Basin
GAM Japan Capital+
GAM North America
01-Jan-93 to
31-Dec-93
US$
GAM International               US$    9,557          US$     2,042           2,700               US$    0.76
GAM Global                      US$    2,165          US$     2,600           1,780               US$    1.48
GAM Europe                      US$    1,860          US$       521           1,680               US$    0.31
GAM Pacific Basin               US$        -          US$         -               -               US$    -
GAM North America               US$        -          US$         -               -               US$    -

+   Period from 1st July, 1994 (Inception) to 31st December, 1994.
++  Period from 12th May, 1995 (Inception) to 31st December, 1995.
+++ The average daily interest rate during the period was 8.69 % for GAM Europe,
8.69 % for GAM Pacific Basin and 8.41 % for GAM Japan Capital, respectively. The interest rate at 31st December, 1997 was 8.69 % for GAM Europe and GAM Pacific Basin.

--------------------------------------------------------------------------------
                       Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of

GAM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of GAM Funds, Inc. (comprising, respectively, GAM International Fund, GAM Global Fund, GAM Europe Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM North America Fund, GAM Asian Capital Fund, and GAMerica Capital Fund) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets and the selected financial information for the two years in the period then ended. These financial statements and selected financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits. The selected financial information for each of the three years in the period ended December 31, 1995, were audited by other auditors whose report, dated February 2, 1996, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting GAM Funds, Inc. as of December 31, 1997 and the results of their operations for the year ended, the changes in their net assets and the selected financial information for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 19, 1998                                      Coopers & Lybrand L.L.P.

--------------------------------------------------------------------------------
                               Board of Directors
--------------------------------------------------------------------------------

Gilbert de Botton - President
Chairman, Global Asset Management Limited,
London.

George W. Landau
Senior Adviser and Chairman, Latin America Advisory
Board, Coca-Cola International, New York.

Roland Weiser
President, Intervista, Summit, New Jersey.



Address of the Company:
135 East 57th Street
New York, New York 10022.

Tel: (212) 407 4600
1-800-426-4685 (toll free)
Fax: (212) 407 4684

Registrar and Transfer Agent:
Chase Global Funds Services Company
P.O. Box 2798
Boston, Massachusetts 02208.
Tel: (617) 557 8000 ext 6610
1-800-356-5740 (toll free)
Fax: (617) 557 8698

--------------------------------------------------------------------------------
Copies of this report may be obtained from the Fund, from the Transfer Agent or from:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In the Isle of Man;
      GAM Administration Limited,
      11 Athol Street, Douglas, Isle of Man IM99 1HH, British Isles
      Tel: 44-1624 632632 Fax: 44-1624 625956

In the United Kingdom (for authorized persons only);
      Global Asset Management Limited, a member of IMRO,
      12 St. James's Place, London, SW1A 1NX, UK
      Tel: 44-71-493 9990 Fax: 44-71-493 0715 Tlx: 296099 GAMUK G

On Internet;
      Information on GAM's SEC-registered funds -
        www.usinfo.gam.com
      Email enquiries on GAM - info@gam.com
--------------------------------------------------------------------------------

                           GLOBAL ASSET MANAGEMENT(R)


                                GAM Funds, Inc.

                              Financial Statements
                              For the Period Ended
                              31st December, 1997




This report has been prepared for the information of shareholders of GAM Funds, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds objectives, policies, management, records and other information.

                                GAM Funds, Inc.
                              Investment Adviser:
                      GAM International Management Limited

                                                                          GAM(R)